Exhibit 10.1

SD\1364062.1 CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. AWARD/CONTRACT 1. This Contract Is A Rated Order Under DPAS (15 CFR 700) Rating DOA2 Page Of Pages 1 72 2. Contract (Proc. Inst. Ident.) No. W31P4Q-12-C-0263 3. Effective Date 30 AUG 2012 4. Requisition/Purchase Request/Project No. SEE SCHEDULE 5. Issued By Code W31P4Q 6. Administered By (If Other Than Item 5) Code S0512A ARMT CONTRACTING COMMAMD-REDSTONE CCAM-TM-C WILFREDO RODRIGUEZ (256) 955-9409 REDSTONE ARSENAL AL 35890-5200 WS: TCM 2 DCMA LOS ANGELES 16111 FLOWER STREET BUILDING: 10; FLOOR: 2 SEPULVEDA CA 91343 e-mail address: WLFREDO.RODRIGUEZ@US.ARMY.MIL SCD B PAS NONE ADP PT HQ0339 7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) 8. Delivery FOB Origin Other (See Below) 9. Discount For Prompt Payment AEROVIRONMENT, INC. 181 W HUNTINGTON DR STE 202 MONROVIA, CA 91016-1456 TYPE BUSINESS: Other Small Business Performing in U.S. Code 60107 Facility Code 10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12 11. Ship To/Mark For Code 12. Payment Will Be Made By Code HQ0339 SEE SCHEDULE DFAS-COLUMBUS CENTER DFAS-CO WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2301 13. Authority For Using Other Than Full And Open Competition: 10 U.S.C. 2304(c)(1) 41 U.S.C. 253(c)( ) 14. Accounting And Appropriation Data See Section G 15A. Item No. 15B. Supplies/Services 15C. Quantity 15D. Unit 15E. Unit Price 15F. Amount SEE SCHEULE CONTRACT TYPE: Firm-Fixed-Price Cost-Plus-Fixed-Fee Contract Expiration Date: 2014SEP20 15G. Total Amount Of Contract $5,832,507.00 16. Table Of Contents (X) Sec. Description Page(s) (X) Sec. Description Page(s) Part I – The Schedule Part II – Contract Clauses X A Solicitation/Contract Form 1 X I Contract Clauses 52 X B Supplies or Services and Prices/Costs 2 Part III – List of Documents, Exhibits, And Other Attachments X C Description/Specs./Work Statement 29 X J List of Attachments 72 X D Packaging and Marking 36 Part IV – Representations And Instructions X E Inspection and Acceptance 37 X F Deliveries or Performance 38 K Representations, Certifications, and Other Statements of Offerors X G Contract Administration Data 42 L Instrs., Conds., and Notices to Offerors X H Special Contract Requirements 45 M Evaluation Factors for Award Contracting Officer Will Complete Item 17 (Sealed-Bid or Negotiated Procurement) Or 18 (Sealed-Bid Procurement) As Applicable 17. Contractor’s Negotiated Agreement (Contractor Is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein). 18. Award (Contractor Is not required to sign this document.) Your offer on Solicitation Number _________________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.) 19A. Name And Title Of Signer (Type Or Print) [***] CONTRACT DIRECTOR, TAS 20A. Name Of Contracting Officer COLLEEN RODRIGUEZ COLLEEN.RODRIGUEZ.ARMY.MIL (256) 8942-6110 19B. Name of Contractor By: [***] (Signature of person authorized to sign) 19C. Date Signed 8/30/12 20B. United States Of America By: /SIGNED/________________________ (Signature of Contracting Officer) 20C. Date Signed 30 Aug 2012 AUTHORIZED FOR LOCAL REPRODUCTION Preview edition is NOT usable Standard Form 26 (Rev.4/2008) Prescribed by GSA – FAR (48 CFR) 53.21 4(a) KIND OF CONTRACT: Other [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 2 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	PART NO. 62883 NSN: 9999-99-999-9999				
0001AA	BLOCK 10 AUR 2/LAUNCHER	[***]	EA	$ [***]	$ [***]
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 62883 PRON: CW1LRD0151 PRON AMD: 03 ACRN: AA AMS CD: 27380278J5L PSC: 1410				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2127B203 / FB4497 / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***]				
	FOB POINT: Destination				
	SHIP TO: (FB4497) FB4497 436 LRS LGRSP CP 302 677 5002 639 EVREUX ST DOVER AFB, DE, 19902-5139				
0001AB	BLOCK 10 AUR W/LAUNCHER	[***]	EA	$ [***]	$ [***]
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 62883 PRON: CW1LRD0251 PRON AMD: 03 ACRN: AA AMS CD: 27380278J5L PSC: 1410				
	Packing and Marking				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 3 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2127E204 / FB4497 / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (FB4497) FB4497 436 LRS LGRSP CP 302 677 5002 639 EVREUX ST DOVER AFB, DE, 19902-5139				
0001AC	GCU W/TOUGHBOOK/FALCON VIEW SOFTWARE CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68125 PRON: CW1LRD0351 PRON AMD: 03 ACRN: AA AMS CD: 27380278J5L PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2127E205 / W5J9KB / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 4 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AD	BLOCK 10 TRAINING SIMULATOR (SPARE) CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68129 PRON: CW1LRD0451 PRON AMD: 02 ACRN: AA AMS CD: 27380278J5L PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT2127E206 WSJ9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
0001AE	CATCH NET CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68017 PRON: CW1LRD0551 PRON AMD: 02 ACRN: AA AMS CD: 27380278J5L PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT2127E207 WSJ9KB J 2 DEL REL CD QUANTITY DEL DATE	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 5 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	001 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0001AF	PROGRAM MANAGEMENT - SYSTEM TESTING CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: Program Management PRON: CW1LRD0651 PRON AMD: 03 ACRN: AA AMS CD: 27380278J5L PSC: 1410 ONE LOT CONSISTS OF PROGRAM MANAGEMENT AND REPORTING TASKS REQUIRED TO SUCCESSFULLY EXECUTE SYSTEM TESTING. (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 001 [***] [***] $ [***]	[***]	LO		$ [***] $ [***] - COST [***] - FEE $ [***] - TOTAL CPFF
0002	PART NO. 66024 NSN: 9999-99-999-9999				
0002AA	BLOCK 10 INSERT TRAINING VEHICLE W/LAUNCHER	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 6 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 66024 PRON: CW2LPA0251 PRON AMD: 03 ACRN: AB PSC: 1410 CUSTOMER ORDER NO: MIPRPR10143931 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W80FLT2127E215 W5J9KB J 2 DEL REL CD / QUANTITY / DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0002AB	BLOCK 10 SOFT TACTICAL LAUNCHER CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68014 PRON: CW2LPA0351 PRON AMD: 03 ACRN: AB PSC: 1410 CUSTOMER ORDER NO: MIPRPR10143931 Packing and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W80FLT2127E216 W5J9KB J 2 DEL REL CD / QUANTITY / DEL DATE 001 [***] [***] FOB POINT: Destination	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 7 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0002AC	CATCH NET CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68017 PRON: CW2LPA0151 PRON AMD: 02 ACRN: AB PSC: 1410 CUSTOMER ORDER NO: MIPRPR10143931 Packing and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD: 001 MILSTRIP: W80FLT2127E208 SUPPL ADDR: W5J9KB SIG CD: J MARK FOR: TP CD: 2 DEL REL CD: 001 QUANTITY: [***] DEL DATE: [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
0002AD	PROGRAM MANAGEMENT - TRAINING & FIELDING CLIN CONTRACT TYPE: Cost-Plus- Fixed-Fee NOUN: Program Management PRON: CW2LPA0951 PRON AMD: 02 ACRN: AB PSC: 1410 CUSTOMER ORDER NO: MIPRPR10143931	[***]	LO		$ [***] $ [***] = COST

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 8 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	[***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DLVR SCH REL CD: 001 QUANTITY: [***] PERF COMPL DATE: [***] $ [***]				[***] = FEE $ [***] = TOTAL CPPF
0003	PART NO. 68125 NSN: 9999-99-999-9999				
0003AA	GCU W/TOUGHBOOK/FALCON VIEW SOFTWARE (SPARE) CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 628125 PRON: CW2L0M0251 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD: 001 MILSTRIP: W80FLT2127B209 SUPPL ADDR: W5J9KB SIG CD: J MARK FOR: TP CD: 2 DEL REL CD: 001 QUANTITY: [***] DEL DATE: [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 9 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0003AB	BLOCK 10 TRAINING SIMULATOR (SPARE) CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68129 PRON: CW2L0M0351 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2127E210 / W5J9KB / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
0003AC	CATCH NET (SPARE) CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68017 PRON: CW2L0M0451 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410 Packaging and Marking Inspection and Acceptance	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 10 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W80FLT2127E211 W5J9KB J 2 DEL REL CD / QUANTITY / DEL DATE 001 [***] [***]				
	FOB POINT: Destination				
	SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0003AD	BLOCK 10 REFURB TEST/ALIGNMENT KIT (SPARE)	[***]	EA	$ [***]	$ [***]
	CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68018 PRON: CW2L0M0551 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410				
	Packing and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W80FLT2127E212 W5J9KB J 2 DEL REL CD / QUANTITY / DEL DATE 001 [***] [***]				
	FOB POINT: Destination				
	SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 11 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003AE SWITCHBLADE REFURBISHMENT PARTS KIT [***] EA $ [***] $ [***] CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 68019 PRON: CW2LOM0651 PRON AMD: 02 ACRN: AD AMS CD: 11406300000 PSC: 1410 Packing and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT2127E213 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000 0003AF BLOCK 10 REFURBISHMENT PROCEDURES MANUAL [***] EA $ [***] $ [***] CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: IAW ATTACHMENT 0001 PRON: CW2LOM0751 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT2127E214 WSJ9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 12 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0003AG	FSR SUPPORT CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: SWITCHBLADE FSR SUPP PRON: CW2L0M80851 PRON AMD: 03 ACRN: AC AMS CD: 11406300000 PSC: 1410 [***] NOTE: CONTRACTOR IS NOT AUTHORIZED TO PROCEED TO PHASE II WITHOUT PRIOR WRITTEN DIRECTION FROM THE CONTRACTING OFFICER (End of narrative B002) (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance	[***]	EA		$ [***] PHASE I FUNDING $ [***] - COST [***] - FEE $ [***] - TOTAL CPFF PHASE II FUNDING $ [***] - COST [***] - FEE $ [***] - TOTAL CPFF

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 13 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DLVR SCH REL CD 001 QUANTITY [***] PERF COMPL DATE [***] $ [***]				
0003AH	BLOCK 10 REFURB TEST/ALIGNMENT KIT (SPARE) NOUN: PART NO. 68018 PSC: 1410 Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD 001 MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD 3 DEL REL CD 001 QUANTITY [***] DEL DATE [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
0003AJ	PROGRAM MANAGEMENT - THEATER LOGISTICS SUPPT CLIN CONTRACT TYPE: Cost-Plus-Fixed-Fee NOUN: Program Management PRON: CW2LOM1251 PRON AMD: 02 ACRN: AC AMS CD: 11406300000 PSC: 1410 [***]	[***]	LO		$ [***] $ [***] - COST [***] - FEE $ [***] - TOTAL CPFF

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CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 14 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination				
	Deliveries or Performance DLVR SCH REL CD 001 — QUANTITY [***] — PERF COMPL DATE [***] $ [***]				
0004	PART NO. 66024 NSN: 9999-99-999-9999				
0004AA	OPTION - BLK 10 INERT TRNG VEHI W/LAUNCHER	[***]	EA	$ [***]	$ [***]
	NOUN: PART NO. 66024 PSC: 1410				
	THIS IS A FFP OPTION FOR [***] EACH BLOCK 10 INERT TRAINING VEHICLE W/LAUNCHER. THIS IS AN INFORMATIONAL SLIN ONLY. (End of narrative B001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD 001 — MILSTRIP — SUPPL ADDR — SIG CD — MARK FOR — TP CD DEL REL CD 001 — QUANTITY [***] — DEL DATE [***]				
	FOB POINT: Destination				
	SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1				

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CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 15 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0004AB	BLOCK 10 INERT TRAINING VEHICLE W/LAUNCHER CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 66024 PRON: CW1LPA1351 PRON AMD: 01 ACRN: AE PSC: 1410 CUSTOMER ORDER NO: 10230604 THIS IS A PARTIAL OPTION EXERCISE THERE [***] EACH OPTIONS REMAINING (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2060B204 / W5J9KB / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
0004AC	BLOCK 10 INERT TRAINING VEHICLE W/LAUNCHER CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 66024 PRON: CW0LPA1151 PRON AMD: 01 ACRN: AF	[***]	EA	$ [***]	$ [***]

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 16 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	AMS CD: 53900017186 PSC: 1410 CUSTOMER ORDER NO: MIPR2LRFOJ9554 THIS IS A PARTIAL OPTION EXERCISE. THERE [***] EACH OPTIONS REMAINING. (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / W80FLT2060B202 / W5J9KB / J / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0004AD	BLOCK 10 INERT TRAINING VEHICLE W/LAUNCHER CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 66024 PRON: CW2LPA1251 PRON AMD: 03 ACRN: AG PSC: 1410 CUSTOMER ORDER NO: 10230603 THIS IS A PARTIAL OPTION EXERCISE. THERE [***] EACH OPTIONS REMAINING. (End of narrative B001) Packing and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin	[***]	EA	$ [***]	$ [***]

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CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 17 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Deliveries or Performance DOC REL CD: 001 · MILSTRIP: W80FLT2060E203 · SUPPL ADDR: W5J9KB · SIG CD: J · MARK FOR: · TP CD: 2 DEL REL CD: 001 · QUANTITY: [***] · DEL DATE: [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
0004AE	BLOCK 10 INERT TRAINING VEHICLE W/LAUNDER CLIN CONTRACT TYPE: Firm-Fixed-Price NOUN: PART NO. 66024 PRON: CW0LPA1051 PRON AMD: 01 ACRN: AF AMS CD: 53900017184 PSC: 1410 CUSTOMER ORDER NO: MIPR2LRF0J9555 THIS IS A PARTIAL OPTION EXERCISE THERE [***] EACH OPTIONS REMAINING (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD: 001 · MILSTRIP: W80FLT2060E201 · SUPPL ADDR: W5J9KB · SIG CD: J · MARK FOR: · TP CD: 2 DEL REL CD: 001 · QUANTITY: [***] · DEL DATE: [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR WOWF USAG REDSTONE ARSENAL AWCF SARSS1 COTTONWOOD ROAD BLDG 8022	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 18 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	REDSTONE ARSENAL, AL, 35898-5000				
0005	OPTION I - INERT TRAINING VEHICLE W/LAUNCHER			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 66024 PSC: 1410				
	PSC: 1410				
	Range Quantities FROM TO UNIT PRICE [***] [***] $				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001				
	FOB POINT: Destination				
0006	OPTION I - BLOCK 10 AUR W/LAUNCHER			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 62883 PSC: 1410				
	PSC: 1410				
	Range Quantities FROM TO UNIT PRICE [***] [***] $				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD				

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SD\1364062.1

CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 19 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	001 FOB POINT: Destination				
0007	OPTION I - GUC W/TOUGHBOOK/FALCON VIEW NOUN: PART NO. 68125 PSC: 1410 PSC: 1410 Range Quantities FROM [***] TO [***] UNIT PRICE $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD 001 MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD FOB POINT: Destination			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
0008	OPTION I - BLOCK 10 TRAINING SIMULATOR NOUN: PART NO. 68129 PSC: 1410 PSC: 1410 Range Quantities FROM [***] TO [***] UNIT PRICE $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD 001 MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD			See Range Pricing NOT TO EXCEED	$ [***] $ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 20 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination				
0009	OPTION I - BLOCK 10 SOFT TACTICAL LAUNCHER			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 68014 PSC: 1410				
	PSC: 1410				
	Range Quantities FROM [***] TO [***] UNIT PRICE $				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD 001 / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD				
	FOB POINT: Destination				
0010	OPTION I - CATCH NET			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 68017 PSC: 1410				
	PSC: 1410				
	Range Quantities FROM [***] TO [***] UNIT PRICE $				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD 001 / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD				

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SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 21 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT FOB POINT: Destination 0011 OPTION I – BATTERY CHARGER See Range Pricing $ [***] NOT TO EXCEED $ [***] NOUN: PART NO. 68022 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination 0012 OPTION I – PER SUPPORT [***] LO $ [***] NOT TO EXCEED $ [***] NOUN: IAW ATTACHMENT 0001/PARA 3.2 PSC: 1410 PSC: 1410 [***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 22 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0013 OPTION I – TRAINING & REFURBISHMENT [***] LO $ [***] NOT TO EXCEED $ [***] NOUN: IAW ATTACHMENT 0001/PARA 3.4.2 PSC: 1410 PSC: 1410 [***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***] 0014 OPTION I – FLIGHT TEST SUPPORT [***] LO $ [***] NOT TO EXCEED $ [***] NOUN: IAW ATTACHMENT 0001/PARA 3.3 PSC: 1410 PSC: 1410 [***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 23 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015	OPTION I - TRAINING & REFURBISHMENT	[***]	LO	NOT TO EXCEED	$ [***] $ [***]
	NOUN: IAW ATTACHMENT 0001/PARA 5.0 PSC: 1410				
	PSC: 1410				
	ONE LOT CONSISTS OF FAILURE ANALYSIS PERFORMED ON HARDWARE FAILURE FOR ALL ITEMS IN THE CONTRACT.				
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination				
	Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]				
0016	OPTION II - BLOCK 10 AUR W/LAUNCHER			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 62883 PSC: 1410				
	PSC: 1410				
	Range Quantities FROM TO UNIT PRICE [***] [***] $				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin				
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001				
	FOB POINT: Destination				
0017	OPTION II - GCU W/THOUGHBOOK/FALCON VIEW			See Range Pricing	$ [***]

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SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 24 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NOT TO EXCEED $ [***] NOUN: PART NO. 68125 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination 0018 OPTION II – BLK 10 INSERT TRNG VECH W/LAUNCHER See Range Pricing $ [***] NOT TO EXCEED $ [***] NOUN: PART NO. 66024 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination 0019 OPTION II – BLOCK 10 TRAINING SIMULATOR See Range Pricing $ [***] NOT TO EXCEED $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 25 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: PART NO. 68129 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination				
0020	OPTION II - BLK 10 SOFT TACTICAL LAUNCHER NOUN: PART NO. 68014 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
0021	OPTION II - CATCH NET			See Range Pricing NOT TO EXCEED	$ [***] $ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 26 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: PART NO. 68017 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: ORIGIN ACCEPTANCE: Origin Deliveries or Performance DOC REL CD MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination				
0022	OPTION II - BATTERY CHARGER			See Range Pricing NOT TO EXCEED	$ [***] $ [***]
	NOUN: PART NO. 68022 PSC: 1410 PSC: 1410 Range Quantifies FROM TO UNIT PRICE [***] [***] $ Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC REL CD MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD 001 FOB POINT: Destination				
0023	OPTION II - TRAINING & REFURBISHMENT	1	LO	NOT TO EXCEED	$ [***] $ [***]

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SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 27 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NOUN: IAW ATTACHMENT 0001/PARA 3.4.3 PSC: 1410 PSC: 1410 [***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]				
0024	OPTION II - FLIGHT TEST SUPPORT NOUN: IAW ATTACHMENT 0001/PARA 3.3 PSC: 1410 PSC: 1410 [***] (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]	[***]	LO	NOT TO EXCEED	$ [***] $ [***]
0025	OPTION II - FAILURE ANALYSIS NOUN: IAW ATTACHMENT 0001/PARA 5.0	[***]	LO	NOT TO EXCEED	$ [***] $ [***]

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SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 28 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	PSC: 1410 PSC: 1410 ONE LOT CONSISTS OF FAILURE ANALYSIS PERFORMED ON HARDWARE FAILURES FOR ALL ITEMS IN THE CONTRACT. (End of narrative B001) Inspection and Acceptance INSPECTION: Certificate of Conformance ACCEPTANCE: Destination Deliveries or Performance DEL REL CD QUANTITY DATE AFTER AWARD 001 [***] [***]				
0026	DATA ITEM NOUN: IAW DD FORM 1423 Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination	[***]	LO	$ [***]	$ [***]

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SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 29 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT Regulatory Cite Title Date C-1 952-222-0001 PROHIBITION AGAINST HUMAN TRAFFICKING, INHUMANE LIVING CONDITIONS, AUG/2011 (C3) AND WITHHOLDING OF EMPLOYEE PASSPORTS (a) All contractors (contractors refers to both prime contractors and all subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or processing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the persons liberty to move or travel, in order to maintain the labor or services of that person. (b) Contractors are also required to comply with the following provisions: (1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes. (2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employees native language, that defines the terms of their employment/compensation. (3) Contractors shall not utilize unlicensed recruiting firms or firms that charge illegal recruiting fees. (4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet is the minimum acceptable square footage of personal living space per employee. Upon contractors written request, Contracting Officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the Contracting Officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area. (5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Governments Quality Assurance process. (6) Contractors shall comply with International and Host Nation laws regarding transit/exit/entry procedures and the requirements for visas and work permits. (c) Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhuman living conditions provisions contained herein. Contractors are advised that Contracting Officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports. (d) The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract. (End of clause) C-2 952.223-0001 REPORTING KIDNAPPINGS, SERIOUS INJURIES, AND DEATHS JUL/2010 (C3) Contractors shall notify the Contracting Officer, as soon as practicable, whenever employee kidnappings, serious injuries or deaths occur. Report the following information: Contract Number Contract Description & Location Company Name Reporting party: Name Phone number e-mail address Victim: Name Gender (Male/Female)

 CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 30 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. Age Nationality Country of permanent residence Incident: Description Location Date and time Other Pertinent Information (End of clause) C-3 952-225-0001 ARMING REQUIREMENTS AND PROCEDURES FOR PERSONAL SECURITY SERVICES DEC/2011 (C3) CONTRACTORS AND FOR REQUESTS FOR PERSONAL PROTECTION (a) General, Contractor and its subcontractors at all tiers that require arming under this contract agree to obey all laws, regulations orders, and directives applicable to the use of private security personnel in Iraq and Afghanistan, including U.S. CENTCOM, Office of Security Cooperation-Iraq (OSC-I) and United States Forces - Afghanistan (USFOR-A) Commander orders, instructions, polices and directives. Contractors will ensure that all employees, including employees at any tier of subcontracting relationships armed under the provisions of this contract, comply with the contents of this clause and with the requirements set forth in the following: (1) DODI 3020.50, Private Security Contractors (PSC-) Operating in Contingency Operations; (2) DODI 3020.41, Operational Contract Support (3) DODI 5210.56, Carrying of Firearms and the Use of Force by DoD Personnel Engaged in Security, Law and Order, or Counterintelligence Activities; (4) DFARS 252.225-7039, Contractors Performing Private Security Functions; (5) DFARS 252.225-7040, Contractor Personnel Authorized to Accompany U.S Armed Forces Deployed Outside the United States; (6) Class Deviation 2011 -00004. Contractor Personnel in the United States Central Command Area of Responsibility (DFARS 252.225-7995); (7) USFOR-A, FRAGO 11-128, Outlines Management of Armed Contractors and Private Security Companies Operating in the Combined Joint Operations Area — Afghanistan (CJOA-A); (8) OSC-I OPORD 11-01 , Annex C, Appendix 20; (9) U.S. CENTCOM Policy and Delegation of Authority for Personal Protection and Contract Security Service Arming of DoD Civilian Personnel, dated 18 Jan 2011; (10) Office of Security Cooperation-Iraq (OSC-I) Policy Memorandum #14 — Civilian Arming Program (CAP), dated 23 November 2011; (b) Required Contractor Documentation. Contractors and their subcontractors at all tiers that require arming approval shall provide to the arming approval authority via the COR consistent documentation (signed and dated by the employee and employer as applicable) for each of their employees who will seek authorization to be armed under the contract as follows: (1) Weapons Qualification/Familiarization. All employees must meet the weapons qualification requirements on the requested weapon (s) established by any DoD or other U.S. government agency. Law of Armed Conflict (LOAC); Rules for the Use of Force (RUF), as defined in the U.S. CENTCOM Policy, dated 23 December 2005; and distinction between the above-prescribed RUF and the Rules of Engagement (ROE), which are applicable only to military forces. (2) Completed DD Form 2760 (or equivalent documentation) for each armed employee, indicating that the employee is not otherwise prohibited under U.S. law from possessing the required weapon or ammunition. (3) Written acknowledgement by the individual of the fulfillment of training responsibilities and the conditions for the authorization to carry firearms. This document includes the acknowledgement of the distinctions between the ROE applicable to military forces and RUF that control the use of weapons by DoD civilians, DoD contractors and PSCs. (4) Written acknowledgement signed by both the armed employee and by a representative of the employing company that use of weapons could subject both the individual and company to U.S. and host nation prosecution and civil liability. (5) A copy of the contract between the contractor’s company and the U.S. Government that verifies the individual’s employment and addresses the need to be armed. (6) One (1) copy of a business license from the Iraqi or Afghani Ministry of Trade or Interior. (7) One (1) copy of a license to operate as a PSC (or a temporary operating license) from the Ministry of Interior. (c) Communication Plan. The contractor will submit to the COR a communications plan that, at a minimum, sets forth the following: (1) The contractor’s method of notifying the OSC-I Base Defense Operations Center (BDOC) (Iraq) and military forces (Afghanistan) requesting assistance where hostilities arise, combat action is needed, or serious incidents have been observed. (2) How relevant threat information will be shared between contractor security personnel and U.S. military forces. (3) How the contractor will coordinate transportation with appropriate OSC-I or USFOR-A authorities.

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 31 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. (d) Plan for Accomplishing Employee Vetting. The contractor will submit to the COR an acceptable plan for vetting all contractor and subcontractor local national and third country national employees. The contractor shall, at a minimum, perform the following (which will be specifically addressed in its plan): (1) Local Nationals: Perform Local and National Agency Background Checks in accordance with Host Nation Government Policies and Protocols. (2) Use one or more of the following sources when conducting the background checks on Third Country Nationals: Interpol, FBI, Country of Origin Criminal Records, Country of Origin U.S. Embassy Information Request, or CIA records. (3) All local nationals and third country nationals will voluntarily submit to full biometric enrollment in accordance with theater biometric policies prior to submitting arming requests. All local nationals and third country nationals will voluntarily submit to routine biometric screening in accordance with local installation policies and procedures. The contractor will immediately notify the COR, local installation Force Protection agency, and the theater arming approval authority of any individuals who are revealed as potential security risks during biometric processing. (4) The Contractor shall provide to the COR official written certification of candidate(s) suitability for employment. This certification may address multiple employees on a single certification but must clearly state each employee was vetted in accordance with the Contractor’s plan for accomplishing employee vetting. (e) Penalties for Non-Compliance. Failure of contractor or subcontractor employee(s) to comply with the laws, regulations, orders, and rules (including those specified herein) governing the use of force, training, arming authorization, and incident reporting requirements may result in the revocation of weapons authorization for such employee(s). Where appropriate, such failure may also result in the total revocation of weapons authorization for the contractor (or subcontractor) and sanctions under the contract, including termination. (f) Criminal and Civil Liability. Arming of contractor or subcontractor employees under this contract may subject the contractor, its subcontractors, and persons employed by the same to the Civil and criminal jurisdiction of the U.S. and Host Nation. “Host Nation” refers to the nation or nations where services under this contract are performed. Additionally, the arming authority’s authorization letter is valid for a maximum of twelve (12) months from the date of the prior letter (unless authorization is earlier invalidated by a lapse in training). (Afghanistan only) (g) Lapses in Training or Authorization. Failure to successfully retrain an employee who has been properly authorized to be armed under this contract within twelve (12) months of the last training date will constitute a lapse in the employee’s authorization to possess and carry the weapon. All unauthorized employees will immediately surrender their weapon and authorization letter to the contractor and will remain unarmed until such time as they are retrained and newly approved by the arming authority. (h) Authorized Weapon & Ammunition Types. Unless the BDOC for Iraq or the Deputy Commander of USCENTCOM (DCDRUSCENTCOM) (or a designes) for Afghanistan expressly provides otherwise, all arming requests and authorizations for contractor or subcontractor employees under this contract shall be limited to U. S. Government-approved weapons and ammunition. Notwithstanding Host Nation laws or regulations that would allow use of heavier weapons by contract security/PSC, all DoD security service / PSC contractors must have weapons approved by the RSO or DCDRUSCENTCOM (or a designee) before use. This restriction applies to all weapons in the possession of contractor employees, even if such weapons are required for personal protection. The following weapons and ammunition are currently authorized by the arming authority for use in Iraq and Afghanistan: (1) The M9, M4, M16, or equivalent (equivalency determination by the appropriate arming authority). (2) The M9 or equivalent sidearm will be the standard personal protection weapon unless other weapons are specifically requested and approved. (3) Standard authorized weapons are selectable fire semi-automatic weapons only. All Non U.S. and Non-standard weapons must be submitted to the theater arming authority for review and approval. Non-standard weapons are classified as any machine gun, belt — fed or crew served weapon or any weapon utilizing ammunition greater than 7.62mm X 51mm NATO. Contractors must also provide scorecards and criteria for qualification appropriate to the Non-standard weapon’s Caliber. (4) U.S. government Ball ammunition is the standard approved ammunition. (i) Requirements for Individuals Weapons Possession. All employees of the contractor and its subcontractors at all tiers who are authorized to be armed under this contract must: (1) Possess only those U.S. Government-approved weapons and ammunition for which they are qualified under the training requirements of section (b) and subsequently authorized to carry. (2) Carry weapons only when on duty or at a specific post (according to their authorization). (3) Not conceal any weapons, unless specifically authorized. (4)Carry proof of authorization to be armed. Employees no possessing such proof will be deemed unauthorized and must surrender their weapons to their employer. (5) IAW USCENTCOM G.O. #1, Consumption of alcohol or use of any intoxicating substances which may impair judgment, medication or otherwise in Afghanistan is prohibited. (6) Employees shall not consume any alcoholic beverage while armed or within eight (8) hours of the next work period when they will be armed. There are no circumstances under which a person will be authorized to consume any alcoholic beverage or use any judgment impairing substance when armed for personal protection. SD/1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 32 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. (j) Weapons/Equipment Restrictions and Responsibilities. Unless otherwise provided, the U.S. Government will not provide any weapons or ammunition to contractors, their subcontractors, or any employees of the same. The Contractor will provide all weapons and ammunition to those employees that will be armed under the contract. The contractor and its subcontractors at all tiers will also provide interceptor body armor, ballistic helmets, and the Nuclear, Biological, and Chemical (NBC) protective masks to those employees that require such equipment in the performance of their duties. (k) Rules for the Use of Force (RUF). In addition to the RUF and ROE training referenced in paragraph (b), the contractor and its subcontractors at all tiers will monitor and report all activities of its armed employees that may violate the RUF and/or otherwise trigger reporting requirements as serious incidents. Prompt reporting demonstrates a desire by the contractor and its subcontractors to minimize the impact of any violations and, therefore, will be given favorable consideration. Violations of the RUF include, though are not limited to: (1) Failing to cooperate with Coalition and Host Nation forces. (2) Using deadly force, other than in self-defense where there is a reasonable belief of imminent risk of death or serious bodily harm. (3) Failing to use a graduated force approach. (4) Failing to treat the local civilians with humanity or respect. (5) Detaining local civilians, other than in self-defense or as reflected in the contract terms. (l) Retention and Review of Records. The Contractor and all subcontractors at all tiers shall maintain records on weapons training, LOAC, RUF and the screening of employees for at least six (6) months following the expiration (or termination) of the contract. The contractor and its subcontractors at all tiers shall make these records available to the Contracting Officer or designated representative, at no additional cost to the government, within 72 hours of a request. (m) Contractor Vehicles. Vehicles used by contractor and subcontractor personnel in the course of their security duties shall not be painted or marked to resemble U.S./Coalition or host nation military and police force vehicles. (n) Monthly Reporting. The prime contractor will report monthly arming status to the Contracting officer responsible for this contract, and any other organization designed by the Contracting Officer in accordance with theater policy and the time lines defined in the Performance Work Statement. (End of clause) C-4 952.225-0002 ARMED PERSONNEL INCIDENT REPORTS DEC/2011 (C3) (a) All contractors and subcontractors in the Iraq or United States Forces-Afghanistan (USFOR-A) theater of operations shall comply with and shall ensure that their personnel supporting the offices of security Cooperation-Iraq (OSC-I) or USFOR-A personnel or forces are familiar with and comply with all applicable orders, directives, and instructions issued by the respective OSC-I or US FOR-A Commanders relating to force protection and safety. (b) IRAQ: Contractors shall provide an initial report of all weapons firing incidents or any other serious incidents they or their contractors are involved in to nearest OSC-I Base Defense Operations Center (BDOC) (listed below) as soon as practical, but not later than 4 hours after the incident. The contractor and its subcontractors at all tiers shall submit a written report to the BDOC, the Contracting officer (XO) within 96 hours of the incident. Interim reports shall be submitted between the initial and final report should also be sent to the OSC-I: DLOSC-ICHOPS@iraq.cent.com.mil or SVOIP 708-243-2483. Umm Qaar 708-241-5490 Beamaya 708-242-0012/0014 Taji 708-242-6775/6205 Union III 708-243-2377 Tikrit 709-242-1002 Kirkuk 708-242-2203 (C) AFGHANISTAN: In the event a weapon firing incident or any other serious incident, contractors shall prepare and submit an initial incident report as soon as feasible, but not later than 4 hours from the beginning of the incident, to the Contracting officer (KO), Contracting officer’s Representative (COR), USFOR-A ACOD, and USFOR-A J3 situational Awareness Room (SAR). Additionally, the contractor and its subcontractors at all tiers shall submit a written report to the above personnel within 96 hours of the incident. Information shall include: the name of the company, where the incident occurred, time when the incident occurred, a brief description of the events leading up to the incident, and a point of contact for the company. Contractors and anyone retransmitting the report shall make reasonable efforts to transmit incident reports via secured means (SIPRnet or CENTRIX) when the incident report includes operationally sensitive information. (d) Contractors shall provide first aid and request MEDEVAC of injured persons, and remain available for U.S. or Coalition response

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 33 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

forces, based upon the situation. In the event contractor personnel are detained by U.S. or Coalition Forces, prolonged detention due to lack of proper identification can be alleviated by contractor personnel possessing on their person information that includes the contractor's name, the contract number, a contractor management POC, and the phone number of the CONOC/SAR Watch. Contractor and subcontractor personnel shall carry their Letter of Authorization (LOA) on their person at all times.

(End of clause)

C-5 952.225-0003 FITNESS FOR DUTY AND MEDICAL/DENTAL CARE LIMITATIONS (AFGHANISTAN) DEC/2011
(C3)

(a) The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. Contractor personnel who deploy for multiple tours, for more than 12 months total must be re-evaluated for fitness to deploy. An examination will remain valid for 15 months from the date of the physical. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance location. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

(b) The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (i.e. ARCENT, AFCENT, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protective's and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40%); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiological control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months' time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere's Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1 year) of mood disorder, thought disorder, anxiety, somatoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 10 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

(c) In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD Federal Acquisition Regulation Supplement (DFARS) PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

(d) Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known, routine prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

(e) Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. To view reimbursement rates that will be charged for services at all DoD deployed medical facilities please got to the following website: http://comptroller.defense.gov/rates1fy2011.html (change fiscal year as applicable).

(End of clause)

C-6 952.225-0005 MONTHLY CONTRACTOR CENSUS REPORTING AUG/2011
(C3)

Contractor shall provide monthly employee census information to the Contracting Officer, by province, for this contract. Information shall be submitted either electronically or by hard-copy. Information shall be current as of the 25th day of each month and received by the Contracting Officer no later than the first day of the following month. The following information shall be provided for each province in which work was performed:

(1) The total number (prime and subcontractors at all tiers) employees.
(2) The total number (prime and subcontractors at all tiers) of U.S. citizens.

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIINN W31P4Q-12-C-0263 MOD/AMD Page 34 of 72 Name of Offeror or Contractor: AEROVIRNMENT, INC. (3) The total number (prime and subcontractors at all tiers) of local nationals (LN). (4) The total number (prime and subcontractors at all tiers) of third-country nationals (TCN). (5) Name of province in which the work was performed. (6)The names of all company employees who enter and update employee data in the Synchronized Pre-deployment & Operational Tracker(SPOT) IAW DFARS 252.225-7040 or DFARS DOD class devotion 2011-00004. (End of Clause) C-7 952.225-0009 MEDICAL SCREENING AND VACCINATION REQUIREMENTS FOR LOCALLY HIRED DEC/2011 (C3) EMPLOYEES (a) Contractors and subcontractors at any tier shall ensure and provide satisfactory evidence that all locally hired employees, including Local National (LN), Third Country National (TCN), and U.S. employees, working on bases have been screened for and do not currently have active tuberculosis (TB). (1) Contractors may initially utilize a testing method of either a chest X-ray or TB skin test (TST), depending on the originating country of a contracted employee. (i) Chest X-rays (CXR’s), symptom survey, and Body Mass Index (BMI) shall be taken, and TSTs administrated within 12 months prior to the start of deployment/employment. Contractors are required to bring in a physical copy of the pre-employment CXR film as it is the only way to verify interval changes should an active case of TB occur. (A) Third Country Nationals (TCNs) and Local Nationals (LNs) cannot be screened with the TST. They need the pre-employment screening with a quality CXR, BMI and symptom survey. (B) Small-Risk Nationals (SRNs), those with less than 25 TB cases per 100,000 persons annually (mostly expats from Europe and US), can be screened via the TST. (ii) Annual re-screening for TCNs, and LNs will be performed with a CXR conducted by the Contractors medical provider or local economy provider who will look for interval changes from prior CXRs and review any changes in the symptom survey. (iii) SRNs do not require annual TB re-screening. However, for a TB contact investigation, a TST or Interferon Games Release Assay (IGRA) is required. (iv) For a contact investigation, all personnel with a positive TST or IGRA will be evaluated for potential active TB with a symptom screen, exposure history, BMI, and CR. All cases of suspected or confirmed active TB must be reported to the theater Preventive Medicine (PM) physician and/or TB Consultant as soon as possible. TB reporting is required within 24 hours to the PM POC. Contact tracing, and medical coding have specific requirements. All Small-Risk National (SRN) contract personnel are required to be MEDEVACd out of theater, at the contractors expense, for treatment of active TB, after consultation with the Theater PM or TB Consultant. For SRN personnel, the contractor is responsible for management and compliance with all prescribed public health actions. (v) Screening may be performed either by a licensed medical provider from the local economy or by the contractors licensed medical staffs. Contractors shall maintain medical screening documentation and make it available to the Contracting Officer upon request. (2) TB screening and documentation is a requirement prior to receiving badges to work in the CENTCOM Area of Operations. A copy of the TB screening documentation shall be provided to the responsible Base Operations Center prior to issuance of base access badges. (b) Contractor employees, including subcontractors at any tier, who work in food service positions and/or water and ice production facilities, shall have current Typhoid and Hepatitis A (full series) immunizations in accordance with the Centers for Disease Control and Prevention guidelines (e.g. typhoid vaccination booster is required every 2 years), in addition to the required TB tests. The contractor medical provider must complete a pre-placement examination to include a stool sample test for ova and parasites, and annual medical screening form or equivalent for food service, ice and water production workers. (c) Proof of individual employee vaccinations shall be provided to the Contracting Officer and COR showing that their employees and their subcontractor employees at any tier have received the above vaccinations. The contractor shall maintain their employees vaccination records for examination by the Contracting Officer. The contractor shall ensure that their subcontracting at any tier maintain their respective employees vaccination records for examination by the Contracting Officer. (d) The contractor is responsible for management and compliance with all prescribed public health actions regarding TS in the contracted personnel. The contractor also bears the responsibility of ensuring that adequate health management for TS (screening/diagnosis/treatment/isolation) is available at the contractors chosen health care provider for their contracted and subcontracted personnel. NOTE: Contractors are reminded of the requirement to comply with their contract and all regulatory guidance (DoD SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 35 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. Instructions/Regulations, Federal Acquisition Regulation as Supplemented, and FRAGOs) as applicable regarding Medical Screening and Vaccination Requirements. (End of Clause) C-8 952.225-0022 INBOUND/OUTBOUND CARGO AND CONTRACTOR EQUIPMENT CENSUS (AFGHANISTAN) (C3) APR/2012 a. Movement and coordination of inbound and outbound cargo in Afghanistan is critical to ensuring an effective drawdown. The contractor shall provide visibility of their inbound cargo and equipment via the Synchronized Pre-deployment Operational Tracker (SPOT) census for their contract. This requirement includes the prime’s, and subcontractor’s at all tiers, cargo and equipment. The contractor shall report any individual piece of equipment valued at $50,000 or more. Incoming cargo and equipment census data shall be input 30 days prior to start of performance or delivery of supplies and quarterly thereafter for inbound and outbound equipment. b. b. This reporting is required on Rolling Stock (RS), Non Rolling Stock (RNRS), and Twenty foot Equivalent Units (TEU). The following definitions apply to these equipment/cargo categories: (1) Rolling Stock (RS) : All equipment with wheels or tracks that is self-propelled, or is un-powered and can be towed by a vehicle on a roadway. Also includes standard trailer mounted equipment such as generators, water purification equipment, and other support equipment with permanent wheels. Specific examples of RS include Wheeled Armored Vehicles (WAVS), Mine-Resistant Ambush-Protected (MRAP) family of vehicles (FOVS), and Highly Mobile Multipurpose wheeled Vehicles (HMMWVS). (2) Non Rolling Stock (RNRS): All equipment that is not classified as Rolling Stock. Includes equipment that is not trailer-mounted or originally designed to be driven or towed over a roadway. (3) Twenty foot Equivalent Units (TEU) : Standard unit for describing a ship’s cargo capacity, or a shipping terminal’s cargo handling capacity. One TEU represents the cargo capacity of a standard intermodal shipping container, 20 feet long, 8 feet wide, and 8.5 feet high. one TEU is equivalent to 4 QUADCONS and 3 TRICONS. One TEU has an internal volume of 1,166 cubic feet. c. b. This data will be used by United States Forces-Afghanistan (USFOR-A) to assist in tracking the drawdown of Afghanistan. The contractor is responsible for movement of their own cargo and equipment. The data provided by contractors is for informational purposes only in order to plan and coordinate the drawdown effort. The Government assumes no responsibility for contractor demobilization except as stated in individual contract terms and conditions. (End) SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 36 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date
D-1	52.208-4701	WOOD PACKING MATERIALS REQUIREMENTS	JUL/2007

A. Wood packaging material (WPM) means wood pallets, skids, load boards, pallet collars, wooden boxes, reels, dunnage, crates, frame and cleats. The definition excludes materials that have undergone a manufacturing process, such as corrugated fiberboard, plywood, particleboard, veneer, and oriented strand board (OSD).

B. All Wood Packaging Material (WPM)) acquired by DOD must meet requirements of International Standards for Phytosanitary Measures (ISPM) 15, "Guidelines for Regulating Wood Packaging Materials International Trade." DOD shipments inside and ouside of the United States must meet ISPM 15 whenever WPM is used to ship DOD cargo.

(1) All WPM shall comply with the official quality control program for heat treatment (HT) or kiln dried heat treatment (KD HT) in accordance with American Lumber Standard Committee, incorporated (ALSC) Wood Packaging Material Program and WPM Enforcement Regulations (see http://www.alsc.org/).

(2) All WPM shall include certification/quality markings in accordance with the ALSC standard. Marking shall be placed in an unobstructed area that will be readily visible to inspectors. Pallet markings shall be applied to the stringer or block on diagonally opposite sides of the pallet and be contrasting and clearly visible. All containers shall be marked on a side other than the top or bottom, contrasting and clearly visible. All dunnage used in configuring and/or securing the load shall also comply with ISPM 15 and be marked with an ALSC approved DUNNAGE stamp.

C. Failure to comply with the requirements of this restriction may result in refusal, destruction, or treatment at entry. The Agency reserves the right to recoup from the Contractor any remediation costs incurred by the Government.

D. Replacement Preservative for Pentachlorophenol

If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as "Penta" or "PCP" is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or 1.8 percent copper 8 quinolinolate.

(1) Heat Treatment: Boxes/pallets and any wood used as inner packaging made of non-manufactured wood shall be heat-treated. All non-manufactured wood used in packaging shall be heat treated to a core temperature of 56 degrees Celsius for a minimum of 30 minutes. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be affiliated with an inspection agency accredited by the board of review of the American Lumber Standard Committee. The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall ensure traceability to the original source of heat treatment.

(2) Marking: Each box/pallet shall be marked to show the conformance to the International Plant Protection Convention Standard. The quality mark shall be placed on both ends of the outter packaging, between the end cleats or end battens: on two sides of the pallet. Foreign manufacturers shall have the heat treatment of non-manufactured wood proces verified in accordance with their National Plant Protection Organization's compliance program. In addition, wood used as dunnage for blocking and bracing shall be ordered with ALSC certified marking for dunnage or the markings may be applied locally at two foot intervals.

(End of Clause)

D-2 Unique Identification Marking (UID) Instructions.

The contractor shall apply UID Markings for the All-Up-Round (Part Number 62883)Delivered under CLIN(s) 0001AA, 0001AB, 0006, and 0016 (oconus Deliveries). The contractor shall attach one (1)UID Number via a tag and lanyard to the outer dry bag. Furthermore, the Contractor shall attach the identical UID number via an adhesive label to the tactical launcher. No other UID Marking is required for the contract.

*** END OF NARRATIVE D0001 ***

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 37 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. SECTION E — INSPECTION AND ACCEPTANCE This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM If the clause requires additional or unique information, then that information is provided immediately after the clause title. Regulatory Cite Title Date E-1 52.246-2 INSPECTION OF SUPPLIES- -FIXED-PRICE AUG/1996 E-2 52.246-3 INSPECTION OF SUPPLIES- -COST-REIMBURSEMENT MAY/2001 E-3 52.246-4 INSPECTION OF SERVICES- -FIXED-PRICE AUG/1996 E-4 52.246-5 INSPECTION OF SERVICES- -COST-REIMBURSEMENT APR/1984 E-5 52.246-16 RESPONSIBILITY FOR SUPPLIES APR/1984

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 38 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. SECTION F — DELIVERIES OR PERFORMANCE This document incorporates one or more clauses by reference, with the same force and affect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://farsite.hill.af.mil/VFFARA/HTM or http://farsite.hill.af.mil/VFDARA/HTM or http://farsite.hill.af.mil/VFAFARu.HTM If the clause requires additional or unique information, then that information is provided immediately after the clause title. Regulatory Cite Title Date F-1 52.242-15 STOP-WORK ORDER AUG/1989 F-2 52.242-17 GOVERNMENT DELAY OF WORK APR/1984 F-3 52.247-29 F. O. B ORIGIN FEB/2006 F-4 252.211-7003 ITEM IDENTIFICATION AND VALUATION JUN/2011 (a) Definitions. As used in this clause “Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media. “Concatenated unique item identifier” means (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number. “Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows. “DoD recognized unique identification equivalent” means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.nil/dpap/pdi/uid/iuid_equivalents.html. “DoD unique item identification” means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier, the original part, lot, or batch number; and the serial number. “Enterprise” means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items. “Enterprise identifier” means a code that is uniquely assigned to an enterprise by an issuing agency. “Governments unit acquisition cost” means (1)For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery; (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and (3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery. “Issuing agency” means an organization responsible for assigning a globally unique identifier to an enterprise (e.g., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, GSI Company Prefix, Allied Committee 135 NATO Commercial and Government Entity (NCAGE) /Commercial and Government Entity (CAGE Code), or the Coded Representation of the North American Telecommunications Industry Manufacturers, Suppliers, and Related Service Companies (ATIS-0322000) Number), European Health Industry Business Communication Council (EHIBCC) and Health Industry Business Communication Council (HIBCC)), as indicated in the Register of Issuing Agency Codes for SD\1364062.1 13-24083-1 C2.1 P38 AUG/1989 APR/1984 FEB/2006

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 39 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ISO/IEC 15459, located at http://www.nen.nl/web/Normen-ontwikkelen/ISOIEC-15459-Issuing-Agency-Codes.htm.

"Issuing agency code" means a code that designates the registration (or controlling) authority for the enterprise identifier.

"Item" means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

"Lot or batch number" means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

"Machine-readable" means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

"Original part number" means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

"Parent item" means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

"Serial number within the enterprise identifier" means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

"Serial number within the part, lot, or batch number" means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

"Serialization within the enterprise identifier" means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

"Serialization within the part, lot, or batch number" means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

"Unique item identifier" means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

"Unique item identifier type" means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Governments unit acquisition cost is $5,000 or more.

(ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line, Subline, or Exhibit Line Item Number	Item Description

TO BE COMPLETED BY CONTRACTOR

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment 0001.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 40 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. (A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard. (B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard. (C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and (ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology Transfer Syntax for High Capacity Automatic Data Capture Media. (4) Unique item identifier. (i) The Contractor shall (A) Determine whether to (1) Serialize wihin the enterprise identifier; (2) Serialize within the part, lot, or batch number; or (3) Use a DoD recognized unique identification equivalent; and (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c) (1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule. (ii) The issuing agency code (A) Shall not be placed on the items; and (B) Shall be derived from the data qualifier for the enterprise identifier. (d) For each item that requires unique item identification under paragraph (c) (1) (i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information: (1) Unique item identifier. (2) Unique item identifier type. (3) Issuing agency code (if concatenated unique item identifier is used). (4) Enterprise identifier (if concatenated unique item identifier is used). (5) Original part number (if there is serialization within the original part number). (6) Lot or batch number (if there is serialization within the lot or batch number). (7) Current part number (optional and only if not the same as the original part number). (8) Current part number effective date (optional and only if current part number is used). (9) Serial number ( if concatenated unique item identifier is used). (10) Governments unit acquisition cost. (11) Unit of measure. SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 41 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. (e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c) (1) (iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information: (1) Unique item identifier of the parent item under paragraph (c) (1) of this clause that contains the embedded subassembly, component, or part. (2) Unique item identifier of the embedded subassembly, component, or part. (3) Unique item identifier type.** (4) Issuing agency code (if concatenated unique item identifier is used).** (5) Enterprise identifier (if concatenated unique item identifier is used).** (6) Original part number (if there is serialization within the original part number).** (7) Lot or batch number (if there is serialization within the lot or batch number).** (8) Current part number (optional and only if not the same as the original part number).** (9) Current part number effective date (optional and only if current part number is used).** (10) Serial number (if concatenated unique item identifier is used).** (11) Description. ** Once per item. (f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html. (g) Subcontractors. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c) (1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s). (End of clause) F-5 ACCELERATED DELIVERIES An accelerated delivery schedule is acceptable provided it is at no additional cost to the government. In addition, the contractor agrees not to make any claims for equitable adjustment consideration for any production gap or other affect on schedule resulting from the contractor’s voluntary accelerated deliveries. *** END OF NARRATIVE F0001 *** SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 42 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 Section G – Contract Administration Data LINE ITEM PRON/ AMS CD/ MIPR OBLG STAT JO NO/ ACCT ASSIGN ACRN OBLIGATED AMOUNT 0001AA CW1LRD0151 27380278J5L 1 1CWMTI AA $ [***] 0001AB CW1LRD0251 27380278J5L 1 1CWMTH AA $ [***] 0001AC CW1LRD0351 27380278J5L 1 1CWMTI AA $ [***] 0001AD CW1LRD0451 27380278J5L 1 1CWMTI AA $ [***] 0001AE CW1LRD0551 27380278J5L 1 1CWMTI AA $ [***] 0001AF CW1LRD0651 27380278J5L 1 1CWMTI AA $ [***] 0002AA CW2LPA0251 MIPRPR10143931 1 AB $ [***] 0002AB CW2LPA0351 MIPRPR10143931 1 AB $ [***] 0002AC CW2LPA0151 MIPRPR10143931 1 AB $ [***] 0002AD CW2LPA0951 MIPRPR10143931 1 AB $ [***] 0003AA CW2LOM0251 11406300000 1 2CWLOM AC $ [***] 0003AB CW2LOM0351 11406300000 1 2CWLOM AC $ [***] 0003AC CW2LOM0451 11406300000 1 2CWLOM AC $ [***] 0003AD CW2LOM0551 11406300000 1 2CWLOM AC $ [***] 0003AE CW2LOM0651 11406300000 1 2CWLOM AD $ [***] 0003AF CW2LOM0751 11406300000 1 2CWLOM AC $ [***] 0003AG CW2LOM0851 11406300000 1 2CWLOM AC $ [***] 0003AJ CW2LOM1251 11406300000 1 2CWLOM AC $ [***] 0004AB CW1LPA1351 10230604 1 AE $ [***] 0004AC CW0LPA1151 53900017186 MIPR2LRFOJ9554 1 AF $ [***]

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Page 43 of 72 Name of Offeror or Contractor: AEROVIRONMENT, INC. [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 LINE ITEM PRON/ AMS CD/ MIPR OBLG STAT JO NO/ ACCT ASSIGN ACRN OBLIGATED AMOUNT 0004AD CW2LPA1251 10230603 1 AG $ [***] 0004AE CW0LPA1051 53900017184 MIPR2LRFOJ9555 1 AF $ [***] TOTAL $ 5,832,507.00 ACRN ACCOUNTING CLASSIFICATION OBLIGATED AMOUNT AA 21 12040000015L5L20P27380231E8 S01021 W31G3H $ [***] AB 021 201220142035 0000 A22AJ M80101AVREF 255O 0010143931 0030001081 021001 $ [***] AC 21 22020000025L5L20P11406331E8 S01021 W31G3H $ [***] AD 21 22020000025L5L20P11406331EM S01021 W31G3H $ [***] AE 021 201120132035 0000 A22AJ M80101AVREF 252G 0010230604 30001081 021001 $ [***] AF 21 0203500000222010539000125FB S23185 $ [***] AG 021 201220142035 0000 A22AJ M80101AVREF 252G 0010230603 30001081 021001 $ [***] LINE ITEM ACRN EDI/SFIS ACCOUNTING CLASSIFICATION 0001AA AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0151 1CWMTI S01021 0001AB AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0251 1CWMTH S01021 0001AC AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0351 1CWMTI S01021 0001AD AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0451 1CWMTI S01021 0001AE AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0551 1CWMTI S01021 0001AF AA 21 111220400000 W31G3H 15L5L2027380278J5L31E8CW1LRD0651 1CWMTI S01021 0002AA AB 021 201220142035 0000 A22AJ M80101AVREF 255O 0010143931 0030001081 021001 0002AB AB 021 201220142035 0000 A22AJ M80101AVREF 255O 0010143931 0030001081 021001 0002AC AB 021 201220142035 0000 A22AJ M80101AVREF 255O 0010143931 0030001081 021001 0002AD AB 021 201220142035 0000 A22AJ M80101AVREF 255O 0010143931 0030001081 021001 0003AA AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0251 2CWLOM S01021 0003AB AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0351 2CWLOM S01021 0003AC AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0451 2CWLOM S01021 0003AD AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0551 2CWLOM S01021 0003AE AD 21 121220200000 W31G3H 25L5L201140630000031EMCW2LOM0651 2CWLOM S01021 0003AF AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0751 2CWLOM S01021 0003AG AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM0851 2CWLOM S01021 0003AJ AC 21 121220200000 W31G3H 25L5L201140630000031E8CW2LOM1251 2CWLOM S01021 0004AB AE 021 201120132035 0000 A22AJ M80101AVREF 252G 0010230604 30001081 021001 0004AC AF 21 101220350000 S23185 02220105390001718625FBMIPR2LRF0J9554J9PDRAS23185 0004AD AG 021 201220142035 0000 A22AJ M80101AVREF 252G 0010230603 30001081 021001 0004AE AF 21 101220350000 S23185 02220105390001718625FBMIPR2LRF0J9554J9PCRAS23185 Regulatory Cite Title Date G-1 52.232-4003 INVOICING AND PAYMENT (WAWF) INSTRUCTIONS JAN/2010 All requests for payment shall be submitted electronically through Wide Area Workflow - Receipt and Acceptance (WAWF). Payment requests include receiving reports, invoice and vouchers. Hardcopy submission of receiving reports and invoices will no longer be accepted. The contractor shall ensure an Electronic Business point of contact is designated in the Central Contractor Registration at http://www.ccr.gov and register to use WAWF-RA at https://wawf.eb.mil. Vendor training is available at http://www.wawftraining.com. Additional support can be obtained by calling the Army WAWF at 1-877-2-DA-WAWF (1-877-232-9293). Types of WAWF Documents:

CONTINUATION SHEET Reference No. of Document Being Continued Page 44 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. a. Supplies - The contractor is encouraged to use the Combination Invoice and Receiving Report (COMBO) for submitting invoice for supplies. This eliminates the need to separately process a receiving report and invoice. b. Services (Firm Fixed Price) - Select “2in1” for firm fixed price services. c. services (Cost Type) - Select Cost Voucher If none of the above types apply to this contract, please Call the Army WAWF help desk 1-877-2-DA-WAWF (1-877-232-9293). The following codes will be required to route your receiving reports, invoices and vouchers correctly through WAWF: CONTRACT NUMBER: W31P4Q-12-C-0263 CAGE CODE: 60107 ISSUE BY DODAAC: W31P4Q ADMIN BY DODAAC: S0512A ACCEPTER DODAAC: SO512A SERVICE APPROVER: TBD DCAA OFFICE DODAAC: 4901 Sent Additional Email Notifications. After submitting a document in WAWF, the contractor will be prompted to send additional email notifications. Additional emails are to be sent to the following: connie.vujicadcma.mil SD\1364062.1

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Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	252.222-7006	RESTRICTIONS ON THE USE OF MANDATORY ARBITRATION AGREEMENTS	DEC/2010
H-2	952.225-0011 (C3)	GOVERNMENT FURNISHED CONTRACTOR SUPPORT	MAY/2012

The following is a summary of the type of support the Government will provide the contractor, on an "as-available" basis. In the event of any discrepancy between this summary and the description of services in the Statement of Work, this clause will take precedence.

U.S. Citizens

_X_ APO/FPO/MPO/DPO/Postal Services** _X_ DFACs _X_ Mil Issue Equip
_X_ Authorized Weapon _X_ Excess Baggage _X_ MILAIR
_X_ Billeting _X_ Fuel Authorized _X_ MWR
_X_ CAAF* _X_ Govt Furnished Meals _X_ Resuscitative Care
_X_ Controlled Access Card (CAC) _X_ Military Banking _X_ Transportation
_X_ Badge _X_ Military Clothing ___ All
_X_ Commissary _X_ Military Exchange ___ None
___ Dependents Authorized ___ Embassy Air*** ___ Embassy Clinic***
___ Embassy Housing, Meals**** ___ Embassy Clinic - Afghanistan****
___ Embassy Air****

Third-Country National (TCN) Employees

___ N/A ___ DFACs ___ Mil Issue Equip
___ Authorized Weapon ___ Excess Baggage ___ MILAIR
___ Billeting ___ Fuel Authorized ___ MWR
___ CAAF* ___ Govt Furnished Meals ___ Resuscitative Care
___ Controlled Access Card (CAC) ___ Military Banking ___ Transportation
___ Badge ___ Military Clothing ___ All
___ Commissary ___ Military Exchange ___ None
___ Dependents Authorized ___ Embassy Air*** ___ Embassy Clinic

Local National (LN) Employees

___ N/A ___ DFACs ___ Mil Issue Equip
___ Authorized Weapon ___ Excess Baggage ___ MILAIR
___ Billeting ___ Fuel Authorized ___ MWR
___ CAAF* ___ Govt Furnished Meals ___ Resuscitative Care
___ Controlled Access Card (CAC) ___ Military Banking ___ Transportation
___ Badge ___ Military Clothing ___ All
___ Commissary ___ Military Exchange ___ None
___ Dependents Authorized ___ Embassy Air*** ___ Embassy Clinic

*CAAF means Contractors Authorized to Accompany Forces.
** Mail to Iraq limited to 2lbs
*** Applies to Iraq only
**** Applies to US Embassy Life Support in Afghanistan only

SPECIAL NOTE: The Office of Security Cooperation-Iraq (OSC-I) will provide security support to contractor personnel commensurate with the level of security provided to DoD civilians working in Iraq. Security support will include static and mobile security support. Static security is provided at all OSC-I sites to include living and dining facilities, base perimeter and gates. Mobile security support includes Security Escort Teams (SETs) which provide the necessary security while personnel are transiting to their work site and while at the work location.

(End)

H-3	952.225-0004 (C3)	COMPLIANCE WITH LAWS AND REGULATIONS	DEC/2011

(a) The Contractor shall comply with, and shall ensure that its employees and its subcontractors and their employees, at all tiers, are

CONTINUATION SHEET Reference No. of Document Being Continued Page 46 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. aware of and obey all U.S. and Host Nation laws, Federal or DoD regulations, and US Central Command orders and directives as applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi- National Force and Multi-National Corps or Chief of Mission operations and fragmentary orders, instructions, policies and directives. (b) Contractor employees shall particularly note all laws, regulations, policies, and orders restricting authority to carry firearms, rules for the use of force, and prohibiting sexual or aggravated assault. (1) Afghanistan -- Contractor employees are subject to General Orders Number 1, as modified from time to time, including without limitation, their prohibition on privately owned firearms, alcohol, drugs, war souvenirs, pornography and photographing detainees, human casualties or military security measures. (2) Iraq -- Contractor employees are not subject to General Order 1. Contractor employees will follow the policies or directives of the Office of Security Cooperation-Iraq (OSC-I) Installation Managers or Chief of Mission policies and directives regarding consumption of alcohol or any prohibited items for sites that are assigned. (c) Contractor employees may be ordered removed from the US Embassy, Chief of Mission sites, OSC-I sites, secure military installations or the theater of operations by order of the Chief of Mission (Iraq) or senior military commander of the battle space (Afghanistan) for acts that disrupt good order and discipline or violate applicable laws, regulations, orders, instructions, policies, or directives. Contractors shall immediately comply with any such order to remove its contractor employee. (d) Contractor employees performing in Iraq or the USCENTCOM Area of Responsibility (AOR) may be subject to the jurisdiction of overlapping criminal codes, including, but not limited to, the Military Extraterritorial Jurisdiction Act (18 U.S.C. Sec. 3261, et al) ( MEJA), the Uniform Code of Military Justice (10. U.S.C. Sec. 801, et al) (UCMJ), and the laws of the Host Nation. Non-US citizens may also be subject to the laws of their home country while performing in Iraq or the USCENTCOM AOR. Contractor employee status in these overlapping criminal jurisdictions may be modified form time to time by the United States, the Host Nation, or by applicable status of forces agreements. (e) Under MEJA, a person who engages in felony misconduct outside the United States while employed by or accompanying the Armed Forces is subject to arrest, removal and prosecution in United States federal courts. Under the UCMJ, a person serving with or accompanying the Armed Forces in the field during a declared war or contingency operation may be disciplined for a criminal offense, including by referral of charges to a General Court Martial. Contractor employees may be ordered into confinement or placed under conditions that restrict movement in Iraq or within the AOR or administratively attached to a military command pending resolution of a criminal investigation. (f) Contractors shall immediately notify the BDOC (Iraq) or military law enforcement (Afghanistan) and the Contracting Officer if they suspect and employee has committed an offense. Contractors shall take any and all reasonable and necessary measures to secure the presence of an employee suspected of a serious felony offense. Contractors shall not knowingly facilitate the departure of an employee suspected of a serious felony offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the Chief of Mission (Iraq) or the senior U.S. commander (Afghanistan). (End of clause) H-4 952.225-0013 CONTRACTOR HEALTH AND SAFETY DEC/2011 (C3) (a) Contractors shall comply with National Electrical Code (NEC) 2008 for repaire and upgrades to existing construction and NEC 2011 standards shall apply for new construction, contract specifications, and MIL Standards/Regulations. All infrastructure to include, but not limited to, living quarters, showers, and restrooms shall be installed and maintained in compliance with these standards and must be properly supported and staffed to ensure perpetual Code compliance, prevent hazards and to quickly correct any hazarda to maximize safety of those who use or work at the infrastructure. (b) For existing employee living quarters the contractor shall provide maintenance, conduct repairs, and perform upgradea in compliance with NEC 2008 standards. For new employee living quarters, the contractor shall provide maintenance, conduct repairs, and make upgrades in compliance with NEC 2011 standards. The government has the authority to enter and inspect contractor employee living quarters at any time to ensure the prime contractor is complying with safety compliance standards. (c) The contractor shall correct all deficiencies within a reasonable amount of time of becoming aware of the deficiency either by notice from the government or a third party, or by self discovery of the deficiency by the contractor. Further guidance can be found on: UFC: http://www.wbdg.org/ccb.browsecat.php?o-29&c-4 NFPA 70: http://www.nfpa.org NESC: http://www.standards.ieee.org/nesc (End of clause) SD\1364062.1

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Name of Offeror or Contractor: AEROVIRONMENT, INC.

H-5 952.225-0016 (C3) CONTRACTOR DEMOBILIZATION -- AFGHANISTAN AUG/2011

(a) Full demobilization of contractors and subcontractor(s) in the Afghanistan Combined Joint Operations Area (CJOA) is critical to responsible drawdown. The prime contractor is required to submit a demobilization plan to the Contracting Officer a minimum of 120 days prior to the end of the contract performance period or when requested by the Contracting Officer. The demobilization plan shall address, as a minimum, the following procedures detailed below. The procedures outline specific guidance to ensure a timely and responsible exit from theater. Prime contractors are responsible and accountable to ensure their subcontractor(s) at all tiers comply with responsible and timely exit from theater immediately following contract performance completion or termination.

(1) Exit from Afghanistan: The prime contractor is responsible to remain cognizant of Afghan laws regarding exit from Afghanistan. Currently, all foreigners traveling out of Afghanistan airports via commercial air transportation must have exit visas. Department of Defense, U.S. Forces-Afghanistan, Letters of Authorization (LOAs), and/or Embassy Badges are not accepted means of exiting Afghanistan. All U.S. citizens and foreign national contractors exiting via commercial means must obtain an Afghanistan exit sticker before departing the country. The exit sticker may be obtained from Ministry of Interior (MOI) office. It is the prime contractors responsibility to ensure that the most recent exit procedures are followed and to ensure that subcontractor(s) at all tiers are in compliance with exit procedures. It is to the responsibility of the contractor to work with the Embassy of Afghanistan or Afghanistan MOI as required.

(2) Letter of Authorization (LOA): The prime contractor is responsible for demobilizing its workforce, including subcontractor employees at all tiers, and all contractor owned and subcontractor owned equipment out of theater as part of the prime contractors exit strategy. This exit strategy must include reasonable timeframes starting with the end of the contract performance period and not exceeding 30 days. The Contracting Officer has the authority to extend selected LOAs up to, but not exceeding 30 calendar days after the contract completion date to allow the prime contractor to complete demobilization of its workforce and contractor owned equipment, as well as subcontractor(s) workforce and owned equipment, out of the Afghanistan CJOA. The prime contractor shall notify the Contracting Officer a minimum of 30 days prior to the end of the contract period to request up to a 30-day extension of selected LOAs beyond the contract completion date to complete demobilization. The request shall include at a minimum:

(i) the name of each individual requiring a new LOA;

(ii) the number of days for the LOA (no more than 30 calendar days); and

(iii) justification for the request (e.g., what function the individual(s) will be performing during the demobilization period).

The Contracting Officer may request additional information for an LOA extension. Any LOA extension granted beyond the contract completion date shall not exceed 30 days and the contractor is not entitled to additional compensation for this period. If approved by the Contracting Officer, this is a no cost extension of an employees LOA due to demobilization and in no way is an extension of the contract performance period.

(3) Badging: The prime contractor is responsible to ensure all employee badges, including subcontractor employees at all tiers, are returned to the local Access Control Badging Office for de-activation and destruction. The prime contractor shall submit a Badge Termination Report to ensure each record is flagged and the badge is revoked. If a prime and/or subcontractor employees badge is not returned, the prime contractor shall submit a Lost, Stolen or Unrecovered Badge Report to the appropriate Access Control Badging Office. Contractor employees in possession of a Common Access Card (CAC) shall be responsible for turning in the CAC upon re-deployment through a CONUS Replacement Center in the U.S. Failure to return employee badges in a timely manner may result in delay of final payment.

(4) Contractor Controlled Facility Space: If the prime contractor has entered into a Memorandum of Understanding with the Installation Mayor or Garrison for site space, buildings, facilities, and/or Containerized Housing Units (CHU) to house prime and/or subcontractor employees (at all tiers), the prime contractor is responsible to notify the Installation Mayor or Garrison Commander of intent to vacate at least 90 calendar days prior to the end of the contract performance period. All United States Government (USG) provided property in the prime contractors possession must be returned to the USG in satisfactory condition. The prime contractor is responsible and liable for any and all damages to USG property caused by prime and/or subcontractor employees, and shall be further liable for all cleanup, clearing, and/or environmental remediation expenses incurred by the USG in returning prime contractor and/or subcontractor facilities including surrounding site to a satisfactory condition, including expenses incurred in physically moving property, trash, and refuse from such premises, removing/ remediating hazardous wastes on the premises, and repairing structures, buildings, and facilities used by the prime contractor and/or subcontractor. The prime contractor shall provide notification to the Installation Mayor or Garrison Commander to perform an inspection of all facilities as soon as practicable, but no more than 30 days, after the end of the contract period. If damages are discovered, the prime contractor shall make the necessary repairs. The prime contractor shall notify the Installation Mayor or Garrison Commander for re-inspection of the facilities upon completion of the repairs. If the Installation Mayor or Garrison Commander inspects the property, site space, buildings, facilities, and/or CHUs and finds they have not been properly cleaned, cleared, and/or environmentally remediated, or if the prime contractor fails to repair any damages within 30 calendar days after the end of the contract performance period, the final contract payment shall be reduced by the amount of the specified damages/repairs or the expenses incurred by the USG to properly clean, clear, and/or environmentally remediate the

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Name of Offeror or Contractor: AEROVIRONMENT, INC.

premises.

(5) Government Furnished Equipment/Materials: The prime contractor is responsible to return all USG furnished equipment, as defined in Federal Acquisition Regulation (FAR) Part 45, clauses 52.245-1, if included in the contract. Prime contractors who are not in compliance with the FAR, Defense Federal Acquisition Regulation Supplement, Department of Defense Directives and Instructions, policies, or procedures will be responsible and liable for damages to the government property. The prime contractor may apply for a relief of responsibility from the Contracting Officer anytime during the contract performance period. A joint inventory shall be conducted of the equipment by the prime contractor, USG representative, and the Contracting Officer or their representative, within 10 calendar days after the end of the contract performance period. The prime contractor shall report lost, damaged or destroyed property immediately to the Contracting Officer, but no later than the joint inventory at the end of the contract period. If the prime contractor fails to report lost, damaged or destroyed equipment or materials during the contract performance period, the prime contractor shall be responsible for the replacement and/or repair of the equipment or materials. The replaced equipment shall be new, of the same quality, and shall perform at the same functional level as the missing piece of equipment. If the prime contractor fails to repair and/or replace damaged or missing equipment, the final payment shall be reduced by the appropriate amount of the specified damages or cost to replace missing equipment with new.

(6) Contractor Personal Property: The contractor is advised that all personal property left on the respective installation after the date of departure of said premises, shall be sold or otherwise disposed of in accordance with 10 U.S.C. \'a7 2575.

(i) A request for the return of the property will be honored, if feasible, and if received before the expiration of the period of time allowed to vacate the installation.

(ii) If abandoned property is left on the respective installation, contractual remedies may be enforced against the contractor, (See paragraph (b) of this clause for potential contractual remedies). Additionally, even if the contractor waives its interest to all abandoned personal property, the contractor may still be liable for all costs incurred by the USG to remove or dispose of the abandoned property.

(iii) The contractor hereby authorizes the USG authority to dispose of any and all abandoned personal property in any manner the USG may deem suitable and hereby releases and discharges the USG and its agents from any and all claims and demands whatsoever that could otherwise be asserted because of the disposition of said abandoned personal property.

(7) Synchronized Predeployment Operational Tracker (SPOT): The prime contractor is responsible to close out the deployment of personnel, including subcontractor employees at all tiers, at the end of the contract completion period and to release the personnel from the prime contractors company in the SPOT database. The release of employee information must be accomplished no more than 30 calendar days after the end of the contract completion date.

(8) Accountability of Prime and Subcontractor Personnel: Whether specifically written into the contract or not, it is the expectation of the USG that for any persons brought into the Afghanistan CJOA for the sole purposes of performing work on USG contracts, contract employers will return employees to their point of origin/home country once the contract is completed or their employment is terminated for any reason. If the prime contractor fails to re-deploy an employee, or subcontractor employee at any tier, the USG shall notify the applicable U.S. Embassy to take appropriate action. Failure by the prime contractor to re-deploy its personnel, including subcontractor personnel at any tier, at the end of the contract completion date, could result in the contractor being placed on the Excluded Parties List System (EPLS) and not be allowed to propose on future U.S. contracts anywhere in the world.

(9) Personnel Recovery: Any DoD contractor with unaccounted for employees shall follow the instructions in the Contractor Accountability and Personnel Recovery Clause 952.225-20. The contractor may use the Contracting Fusion Cell as a resource to track or research employees last known location and/or to view LOAs.

(b) CENTCOM - Joint Theater Support Contracting Command (C-JTSCC) and external agencies will utilize all available contracting remedies to guarantee compliance with demobilization requirements. Such actions include, but are not limited to withholding payment, issuing a cure notice, issuing a negative Contractor Performance Assessment Reporting System (CPARS) evaluation, reduction of award fee, debarment, reimbursement of U.S. Government expenses, and/or any other legal remedy available to a contracting officer. The USG reserves the right to withhold payment from the prime contractor not in compliance with the above procedures included herein. Additionally, the Contracting Officer shall document all unresolved contractor compliance issues in CPARS, which shall have an adverse past performance affect on future contracts with the USG, anywhere in the world.

(End of Clause)

H-6 952.225-0020 (C3) CONTRACTOR ACCOUNTABILITY AND PERSONNEL RECOVERY (AFGHANISTAN) AUG/2011

(a) Contract performance may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the contractor accepts the risks associated with required contract performance in such operations.

CONTINUATION SHEET Reference No. of Document Being Continued Page 49 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (1) Unaccounted personnel: It is the expectation of the USG that any contractor brought into Afghanistan for the sole purpose of performance of the work on a USG contract must be accounted for at all times by their respective employers. Additionally, contractors who maintain living quarters on a USG base shall verify the location of each of its employees living quarters a minimum of once a month. If a DoD contracted employee becomes missing and evidence does not indicate foul play, a personnel Recovery (PR) event is NOT automatically triggered. Such an event will be treated as an accountability battle drill by the employers chain of command or civilian equivalent. (2) Contractor Responsibilities: The contractor is responsible to take all necessary steps to locate and investigate the unaccounted for employee (s) whereaboute to the maximum extent practicable. To assist in this process, contractors may use the Contracting Fusion Cell as a resource to track or research employees last known location and/or to view LOAs. All missing personnel will be immediately reported to the installation division Personnel Recovery Officer (PRO), Mayors cell, Military Police Station and/or the criminal Investigative Division, and the Base Defence Operations Center (BDOC). (3) Contractor provided Information: If it is determined that a potential criminal act has occurred, the USD PRO (or USFOR-A Personnel Recovery Division (PRD) with prior coordination) will attempt to validate the missing persons identity through the employer. The contractor shall provide the information to PRD within 12 hours of request. The required information the contractor should keep on file includes but is not limited to: copy of the individuals Letter of Authorization generated by the Synchronized Pre-deployment and Operational Tracker Systems (SPOT), copy of passport and visas, housing information of where the individual resides such as room number and location, DD Form 93, Record of Emergency Data, copy of badging, and contact information for known friends or associates. (b) If USFOR-A PRD determines through investigation that the unaccounted personnel have voluntarily left the installation either seeking employment with another contractor or other non- mission related reasons, PRD will notify the contractor. The contractor shall ensure that all government-related documents such as LOAs, visas, etc. are terminated/reconciled appropriately within 24 hours of notification by PRD in accordance with subparagraph (a) (8) of C-JTSCC Clause 952.225-0016 entitled Contractor Demobilization (Afghanistan). Contractors who fail to account for their personnel or whose employees create PR events will be held in breach of their contract and face all remedies available to the Contracting Officer. (End of Clause) H-7 52.243-4000 ENG CHG PROPOSAL, VALUE ENG CHG PROPOSAL, REQUEST FOR DEVIATION MAR/2011  REQUEST FOR VARIANCE, ENG RELEASE RECORDS, NOTICE OF REVISION, &  SPECIFICATION CHG NOTICE PREPARATION & SUBMISSION INSTRUCTIONS  1. Contractor initiated Engineering Change Proposals (RCPs), Value Engineering Change Proposals (VECPs), Request for Deviations (RFDs). And Request for Variance (RFVs), collectively referred to as *proposals*, shall be prepared, submitted and distributed in accordance with paragraphs 2, 3 and 4 below except as specified in paragraphs 5 below. 2. Format. a. Class I ECPs require the “Long Form Procedure” for documenting the change and describing the effects of the change on the suitability and supportability of the Configuration Item (CI). Class I ECPs should be limited to those that are necessary or offer significant benefit to the Government. Class I ECPs are those that affect the performance, reliability, maintainability, survivability, weight, balance, moment of inertia, interface characteristics, electromagnetic characteristics, or other technical requirements in the specifications and drawings. Class I ECPs also include those changes that affect Government Furnished Equipment, safety, compatibility, retrofit, operation and maintenance manuals, interchangeability, substitutability, replaceability, source control specifications and drawings, costs, guarantees or warranties, deliveries, or schedules, Class II ECPs are those that do not affect form, fit and function, cost, or schedule of the system CI and do not meet the other criteria described above for Class I ECPs. b. Long Form Procedure: Class I changes to the CI require that RDMR Form 523, pages 1 through 7 (as applicable), be prepared. Use of this procedure assures that all affects of the change on the CI are properly addressed and documented to the necessary detail to allow proper evaluation of the proposed change. c. Short Form Procedure: ECPs and VECPs, which meet the requirements of Class II ECPs, shall be prepared using RDMR Form 523 (page 1 only). Supplemental pages may be used with the form as necessary. The responsible Contract Management Office (CMO) will enter the appropriate data in block 5 “Class of ECP”, Block 6 “Justification Codes”, and Block 7 “Priority.” d. The Contractor shall not manufacture items for acceptance by the Government that incorporate a known departure from requirements, unless the Government has approved an RFD. RFDs shall be prepared using RDMR Form 527 or RDMR Form 530 (Type I, see block 5 of the form.) e. The Contractor shall not submit items for acceptance by the Government that include a known departure from the requirements, unless the Government has approved a RFV. RFVs shall be prepared using RDMR Form 528. f. Each ECP, RFD or RFV shall be accompanied by a written and signed evaluation prepared by the responsible Defense SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 50 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. contract Management Agency (DCMA) technical representative. The DCMA written evaluation shall be considered part of the ECP/RFD/RFV proposal. g. Classification of RFDs/RFVs. (1) Major RFDs/RFVs. RFDs/RFVs written against CIs shall be designated an major when the RFD/RFV consists of acceptance of an item having a nonconformance with contract or configuration documentation involving health; performance; interchangeability; reliability; survivability; maintainability; effective use or operation; weight; appearance (when a factor); or when there is a departure from a requirement classified as major in the contractual documentation. (2) Critical RFDs/RFVs. RFDs/RFVs written against CIs shall be designated as minor when the RFD/RFV consists of acceptance of an item having a nonconformance with contact or configuration documentation involving safety or when there is a departure from a requirement classified as critical in the contractual documentation. (3) Minor RFDs/RFVs. RFDs/RFVs written against CIs shall be designated as minor when the RFD/RFV consists of acceptance of an item having a nonconformance with contract or configuration documentation which does not involve any of the factors listed above in paragraphs g(1) or g(2), or when there is a departure from a requirement classified as minor in the contractual documentation. h. Proposals shall include sufficient technical data to describe all changes from existing contract requirements. i. Proposals shall include sufficient justification for making the change, including a statement of contract impact, if the change is not Authotized. j. Proposals for ECPs shall set forth a “not to exceed” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the equitable increases shall not exceed this amount. k. Timer allowed for technical decisions for ECP and RFD/RFV proposals will be worked out via mutual agreement between the Contractor and the Government. l. The Contractor shall submit, concurrent with the ECP, a separate AMSAM-RD Form 525. “Specification Change Notice” (SCN), for each specification that would require revision if the ECP were approved. m. Proposals for VECPs shall set forth a “not less than” price and delivery adjustment acceptance to the Contractor if the Government subsequently approves the proposal. If approved, the savings shall not be less than this amount. n. The Contractor shall utilize RDMR Form 526. “Engineering Release Record” (ERR) to release new or revised configuration documentation to the Government for approval. o. The Contractor shall utilize RDMR Form 524, “Notice of Revision” (NOR) to describe the exact change (s) to configuration documentation specified as a data requirement in the contract. The Contractor shall describe the change using subsections entitled “WAS” to describe the current contractual technical requirement and “IS” to describe the proposed new requirement. 3. Submittal. The Contractor shall submit two (2) copies of each proposal to the responsible Administrative Contracting Officer (ACO). One (1) copy of each proposal shall be returned to the Contractor within (5) working days after receipt by the ACO, stating whether or not the proposal is in compliance with this provision. Any unresolved differences between the ACO and the Contractor concerning ECPs, VECPs, RFVs or RFDs will be submitted to the PCO for resolution. Submittals may be made by electronic means by scanning the appropriate completed forms into a computer or preparing the forms electronically. 4. Distribution. a. Electronic Distribution. The preferred method of distribution is through the Internet E-mail System to the PCO. Microsoft Word is required for use with the transmittal letter (E-mail). Required forms will be attached to the E-mail. All forms may be obtained from the Army Contracting Command – Redstone Website (https://wwwproc.redstone.army.mil/acquisition) by clicking on “Forms/Checksheets.” The forms are in both “Adobe Acrobat” and “Form Flow” formats. In order to access and use the forms, the user must have the “Adobe Acrobat” or “Form Flow” software installed on their computer. Drawings may be scanned into the computer and sent as an attachment. In some cases, because of size, drawings may have to be sent as hard copies or sent under special electronic instructions provided by the PCO. Contractors who do not have access to the Army Contracting Command – Redstone website will need to contact the PCO, the appropriate project office Configuration Management office, or the Technical Data Management Division (RDMR-SET) to have the forms sent to their facility. b. Hard Copy Distribution of Class I or II ECPs and RFD/RFVs. For each Class I or II ECP, or each RFD/RFV that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the PCO and one copy to the ACO. Upon receipt of any type of change proposal that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation pertaining to the proposed engineering change action to the PCO. Assistance in preparing any of these proposals SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 51 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. may be obtained from the ACO or AMCOM Change Control Point at : Aviation and Missile Research, Development, and Engineering Center ATTN: RDMR-SET Redstone Arsenal, Al 35898-5000 Telephone: 256-876-1335 c. Hard copy Distribution of VECPs. For each VECP that the ACO determines to be in compliance with this Provision, the Contractor shall submit the original plus copies to the pco and one copy to the ACO. Upon receipt of any VECP that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation to the PCO. The Contractor shall also submit one copy of the VECP to the value Engineering Program Manager (VEPM) whose address is below. Assistance in preparing VECPs may be obtained from the VEPM. Aviation and Missile Research, Development, and Engineering center ATTN: RDMR-SET Redstone Arsenal, A1 35858-5000 Telephone: 256-876-8163 5. Alternate Format, Submittal or Distribution Process. Proposals may be prepared in a different format, submitted using a different submittal process or distributed in a different manner than specified in paragraphs 2, 3 and 4 above, so long as the alternate approach is in accordance with a Government approved configuration management plan governed by this contract or the PCO authorizes the alternate format, submittal, or distribution process. 6. Government Acceptance. Acceptance of a proposal by the Government shall be affected by the issuance of a change order or execution of a supplemental agreement incorporating the proposal into the contract unless the PCO authorizes another method of acceptance. The Government will notify the Contractor in writing if a proposal is determined to be unacceptable. (End of clause) H-8. OPTIONS The Government reserves the right to unilaterally exercise any or all options specified in Section B within the timeframes specified below: CLIN 0004 - Contract Award through 31 December 2012 Option I (CLINS 0005 through 0015) - Date of Definitization through 30 September 2013 Option II (CLINS 0016 through 0025) - 01 October 2013 through 30 September 2014 The Contracting Officer may, by written notice, exercise the above options at any time, one or more times in any amount, as long as the cumulative total number of units identified in the schedule is not exceeded. Any unused units are available for use in any subsequent option period. The price paid for each unit awarded/exercised will be based upon the price applicable at the time of award/exercise. The option exercise period may be extended by mutual agreement of the parties. *** END OF NARRATIVE H0001 *** H-9. IMPORTANT NOTICE - INSTRUCTIONS BY THE CONTRACTING OFFICER A. The contractor shall not accept any instructions issued by any person other than the Contracting Officer or the Contracting Officers Representative (COR) when one is appointed. If a COR is appointed, the appointment will be done by letter to the COR with the scope of the CORs authority set forth in the appointment letter. A copy of the letter will be furnished to the contractor. B. No change in the scope of this contract, which would effect a change in any term or provision of this contract, shall be made except by modification executed by the Contracting Officer. The contractor is responsible to ensure that all contractor personnel are knowledgeable and cognizant of this contract provision. Changes to contract effort accepted and performed by the contractor outside the contract without specific authorization of the Contracting Officer shall be the responsibility of the contractor. *** END OF NARRATIVE H0002 ***  SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 52 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. SECTION I - CONTRACT CLAUSES This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses: http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.nil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM If the clause requires additional or unique information, then that information is provided immediately after the clause title.  Regulatory Cite Title Date I-1 52.201-1 DEFINITIONS JAN/2012 I-2 52.303-3 GRATUITIES APR/1984 I-3 52.203-5 COVENANT AGAINST CONTINGENT FEES APR/1984 I-4 52.203-6 RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT SEP/2006 I-5 52.203-7 ANTI-KICKBACK PROCEDURES OCT/2010 I-6 52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR JAN/1997  IMPROPER ACTIVITY I-7 52.203-10 PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY JAN/1997 I-8 52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS OCT/2010 I-9 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER MAY/2011 I-10 52.204-7 CENTRAL CONTRACTOR REGISTRATION FEB/2012 I-11 52.209-6 PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH DEC/2010  CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT I-12 52.209-9 UPDATES OF PUBLICLY AVAILABLE INFORMATION REGARDING RESPONSIBILITY FEB/2012  MATTERS I-13 52.211-5 MATERIAL REQUIREMENTS ADG/2000 I-14 52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS APR/2008 I-15 52.215-14 INTEGRITY OF UNIT PRICES OCT/2010 I-16 52.215-15 PENSION ADJUSTMENTS AND ASSET REVERSIONS OCT/2010 I-17 52.215-18 REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) JUL/2005  OTHER THAN PENSIONS I-18 52.216-8 FIXED FEE JUN/2011 I-19 52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS JAN/2011 I-20 52.222-19 CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES MAR/2011 I-21 52.222-20 WALSH-HEALEY PUBLIC CONTRACTS ACT OCT/2010 I-22 52.222-21 PROHIBITION OF SEGREGATED FACILITIES FEB/1999 I-23 52.222-26 EQUAL OPPORTUNITY MAR/2007 I-24 52.222-35 EQUAL OPPORTUNITY FOR VETERANS SEP/2010 I-25 52.222-36 AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES OCT/2010 I-26 52.222-37 EMPLOYMENT REPORTS ON VETERANS SEP/2010 I-27 52.222-40 NOTIFICATION OF EMPLOYEE RIGHTS UNDER THE NATIONAL LABOR RELATIONS DEC/2010  ACT I-28 52.222-50 COMBATING TRAFFICKING IN PERSONS FEB/2009 I-29 52.222-54 ENPLOYMENT ELIGIBLITY VERIFICATION JUL/2012 I-30 52.223-18 ENCOURAGING CONTRACTOR POLICIES TO BAN TEXT MESSAGING WHILE DRIVING AUG/2011 I-31 52.225-13 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES JUN/2008 I-32 52.227-1 AUTHORIZATION AND CONSENT DEC/2007 I-33 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT DEC/2007 I-34 52.228-3 WORKERS’ COMPENSATION INSURANCE (DEFENSE BASE ACT) APR/1984 I-35 52.228-7 INSURANCE--LIABILITY TO THIRD PERSONS MAR/1996 I-36 52.229-3 FEDERAL, STATE, AND LOCAL TAXES APR/2003 I-37 52.232-1 PAYMENTS APR/1984 I-38 52.232-8 DISCOUNTS FOR PROMPT PAYMENT FEB/2002 I-39 52.232-11 EXTRAS APR/1984 I-40 52.232-23 ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE I (APR 1984) APR/1984 I-41 52.232-25 PROMPT PAYMENT OCT/2008 I-42 52.232-25 PROMPT PAYMENT (OCT 2008) - ALTERNATE I (FEB 2002) FEB/2002 I-43 52.232-1 DISPUTES JUL/2002 I-44 52.232-3 PROTEST AFTER AWARD AUG/1996 I-44 52.232-3 PROTEST AFTER AWARD (AUG 1996) – ALTERNATE I (JUNE 1985) JUN/1985 I-46 52.232-4 APPLICABLE LAW FOR BREACH OF COTRACT CLAIM OCT/2004 I-47 52.232-1 NOTICE OF INTENT OF DISALLOW COSTS APR/1984 SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 53 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

	Regulatory Cite	Title	Date
I-48	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-49	52.242-13	BANKRUPTCY	JUL/1995
I-50	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I-51	52.243-1	CHANGES--FIXED PRICE (AUG 1987) -- ALTERNATE I (APR 1984)	APR/1984
I-52	52.243-2	CHANGES - COST-REIMBURSEMENT (AUG 1987) -- ALTERNATE I (APR 1984)	APR/1984
I-53	52.243-2	CHANGES--COST REIMBURSEMENT	AUG/1987
I-54	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-55	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	APR/2012
I-56	52.249-6	TERMINATION (COST REIMBURSEMENT)	MAY/2004
I-57	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-58	52.249-14	EXCUSABLE DELAYS	APR/1984
I-59	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-60	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	SEP/2011
I-61	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC/2008
I-62	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN/2009
I-63	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-64	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-65	252.204-7008	EXPORT-CONTROLLED ITEMS	APR/2010
I-66	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-67	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-68	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	OCT/2010
I-69	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-70	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	FEB/2012
I-71	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	FEB/2012
I-72	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS	DEC/2011
I-73	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JAN/2011
I-74	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE	SEP/2011
I-75	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	MAR/2011
I-76	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-77	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT	MAR/2000
I-78	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	JUN/2012
I-79	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-80	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	JUN/2012
I-81	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-82	252.237-7010	PROHIBITION ON INTERROGATION OF DETAINEES BY CONTRACTOR PERSONNEL	NOV/2010
I-83	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-84	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-85	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-86	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002

I-87 52.216-7 ALLOWABLE COST AND PAYMENT JUN/2011

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) Subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request. In the event that the Government requires an audit or other review of a specific payment

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 54 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs.

(1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of this clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term costs includes only --

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for --

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractors payment request to the Government;

(B) Materials issued from the Contractors inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check or other form of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless

(i) The Contractors practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractors indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractors expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates.

(1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractors actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractors proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal

CONTINUATION SHEET Reference No. of Document Being Continued Page 55 of 72 PIN/SIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. agency official: (A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate. (B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts). (C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool. (D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools. (E) Claimed allocation bases, by element of cost, used to distribute indirect costs. (F) Facilities capital cost of money factors computation. (G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element. (H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as subsidiary schedule Government participation percentages in each of the allocation base amounts. (I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract. (J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information). (K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates. (L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution. (M) Listing of decisions/agreements/approvals and description of accounting/organizational changes. (N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs). (O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close). (iv) The following supplemental information is not required to determine if a proposal is adequate, but may he required during the audit process: (A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data. (B) General Organizational information and Executive compensation for five most highly compensated executives. See 31.205-6(p). Additional salary reference information is available at http://www.whitehouse.gov/omb/procurement index exec comp/. (C) Identification of prime contracts under which the contractor performs as a subcontractor. (D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year’s submission). (E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contactors where the procedures have not changed from the previous year’s submission). (F) Certified financial statements and other financial date (e.g., trial balance, compilation, review, etc.). (G) Management letter from outside CPAs concerning any internal control weaknesses. (H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph (G) of this section. SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 56 of 72 PIN/SIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government. (J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made. (K) Federal and State income tax returns. (L) Securities and Exchange Commission 10-K annual report. (M) Minutes from board of directors meetings. (N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year. (O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations. (V) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d) (2) (iii) (I) of this section, within 60 days after settlement of final indirect cost rates. (3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution. (4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause. (5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amount and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request. (6) (i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d) (5) of this clause, the Contracting Officer may-- (A) Determine the amounts due to the Contractor under the contract; and (B) Record this determination in a unilateral modification to the contract. (ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause. (e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates -- (1) Shall be the anticipated final rates; and (2) May be prospectively or retroactively revised by mutual agreement, at either partys request, to prevent substantial overpayment or underpayment. SD\1364062.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 57 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractors invoices or vouchers and statements of cost audited. Any payment may be --

(1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2) Adjusted for prior overpayments or underpayments.

(h) Final payment.

(1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractors compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver --

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except --

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractors indemnification of the Government against patent liability.

(End of Clause)

I-88 52.217-8 OPTION TO EXTEND SERVICES NOV/1999

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 90 days..

(End of Clause)

I-89 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT MAR/2000

(a) The Government may extend the term of this contract by written notice to the Contractor within 90 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 4 years, 6 months.

CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD | Page 58 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

(End of Clause)

I-90 52.244-2 SUBCONTRACTS OCT/2010

(a) Definitions. As used in this clause

Approved purchasing system means a Contractors purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR)

Consent to subcontract means the Contracting Officers written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) or this clause.

(c) If the contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that--

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the national Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For contracts awarded by a civilian agency other that the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officers written consent before placing the following subcontracts: TBD

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractors current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractors Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting --

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractors certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractors certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on

CONTINUATION SHEET Reference No. of Document Being Continued Page 59 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. the total price negotiated; (F) The reasons for any significant difference between the Contractors price objective and the price negotiated; and (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for incentives, and a summary of all trade-off possibilities considered. (2) The Contractor is not required to notify the Contracting Officer in advance of entering into my subcontract foe which consent is not required under paragraph (c), (d), or (e) or this clause. (f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractors purchasing system shall constitute a determination -- (1) Of the acceptability of any subcontract terms or conditions; (2) Of the allowability of any cost under this contract; or (3) To relieve the Contractor of any responsibility for performing this contract. (g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4 (c) (4) (i). (h) The Contractor shall give the Contracting Officer immediate written notices of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government. (i) The Government reserves the right to review the Contractors purchasing system as set forth in FAR Subpart 44.3.i (j) Paragraphs (c) and (e) of this clause do not apply to the following subcontractors, which were evaluated during negotiation: N/A I-91 252.27-040 CONTRACTOR PERSONNEL AUTHORIZED TO ACCOMPANY U. S. ARMED FORCES JUN/2011 DEPLOYED OUTSIDE THE UNITED STATES (a) Definitions. As used in this clause “Combatant Commander” means the commander of a unified or specified combatant command established in accordance with 10 U.S.C 161. “Designed operational area” means a geographic area designated by the combatant commander or subordinate joint force commander for the conduct or support of specified military operations. “Law of War” means that part of international law that regulates the conduct of armed hostilities. The law of war encompasses all international law for the conduct of hostilities binding on the United States or its individual citizens, including treaties and international agreements to which the United States is a party, and applicable customary international law. “Subordinate joint force commander” means a sub-unified commander or joint task force commander. (b) General. (1) This clause applies when Contractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in (i) Contingency operations; (ii) Humanitarian or peacekeeping operations; or (iii) Other military operations or military exercises, when designated by the Combatant Commander. (2) Contract performance in support of U.S. Armed Forces deployed outside the United States may require work in dangerous or austere conditions. Expect as otherwise provided in the contract, the Contractor accepts the risks associated with required contract performance in such operations. (3) Contractor personnel are civilians accompanying the U.S. Armed Forces.

CONTINUATION SHEET Reference No. of Document Being Continued Page 60 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (i) Except as provided in paragraph (b) (3) (ii) of this clause, Contractor personnel are only authorized to use deadly force in self-defense. (ii) Contractor personnel performing security functions are also authorized to use deadly force when such force reasonably appears necessary to execute their security mission to protect assets/persons, consistent with the terms and conditions contained in their contract or with their job description and terms of employment. (iii) Unless immune from host nation jurisdiction by virtue of an international agreement or international law, inappropriate use of force by contractor authorized to accompany the U.S. Armed Forces can subject such personnel to United States or host nation prosecution and civil liability (see paragraphs (d) and (j) (3) of this clause). (4) Service performed by contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note. (c) Support. (1) (i) The Combatant Commander will develop a security plan for protection of contractor personnel in locations where there is not sufficient or legitimate civil authority, when the Combatant Commander decides it is in the Government to provide security because (A) The Contractor cannot obtain effective security services; (B) Effective security services are unavailable at a reasonable cost; or (C) Threat conditions necessitate security through military means. (ii) The Contracting officer shall include in the contract the level of protection to be provided to Contractor personnel. (iii) In appropriate cases, the Combatant Commander may provide security through military means, commensurate with the level of security provided DoD civilians. (2) (i) Generally, all Contractor personnel authorized to accompany the U.S. Armed Forces in the designated operational area are authorized to receive resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. (ii) When the Government provides medical treatment or transportation of contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation. (iii) Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract. (3) Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the designated operational area under this contract. (4) Contractor personnel must have a synchronized Predeployment and operational Tracker (SPOT)-generated letter of authorization signed by the contracting officer in order to process through a development center or to travel to, from, or within the designated operational area. The letter of authorization also will identify any additional authorizations, privileges, or Government support that Contractor personnel are entitled to under this contract. (d) Compliance with laws and regulations. (1) The contractor shall comply with, and shall ensure that its personnel authorized to accompany U.S. Armed Forces deployed outside the united states as specified in paragraph (b) (1) of this clause are familiar with and comply with, all applicable (i) United States, host country, and third country national laws; (ii) Provisions of the law of war, as well as any other applicable treaties and international agreements; (iii) United States regulations, directives, instructions, policies, and procedure; and (iv) Orders, directives, and instructions issued by the Combatant Commander, including those relating to forces protection, security, health, safety, or relations and interaction with local nationals. (2) The Contractor shall institute and implement an effective program to prevent violations of the low of war by its employees and subcontractors, including law of war training in accordance with paragraph (e) (1) (vii) of this clause. SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 61 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (3) The contractor shall ensure that contractor employees accompanying U.S. Armed Forces are aware- - (i) Of the DoD definition of “sexual assault” in DoDD 6495.01, sexual Assault Prevention and Response program; (ii) That many of the offenses addressed by the definition are covered under the Uniform Code of Military Justice (see paragraph (e) (2) (iv) of this clause), and (iii) That the offenses not covered by the Uniform Code of Military Justices may nevertheless have consequences to the contractor employees (see paragraph (h) (1) of this clause). (e) Pre-deployment requirements. (1) The contractor shall ensure that the following requirements are met prior to deploying personnel authorized to accompany U.S. Armed Forces. Specific requirements for each category may be specified in the statement of work or elsewhere in the contract. (i) All required security and background checks are complete and acceptable. (ii) All deploying personnel meet the minimum medical screening requirements and have received all required immunizations as specified in the contract. The Government will provide, at no cost to the contractor, any theater-specific immunizations and/or medications not available to the general public. (iii) Deploying personnel have all necessary passports, visas, and other documents required to enter and exit a designated operational area and have a Geneva Conventions identification card, or other appropriate DoD identity credential, from the deployment center. Any common Access card issued to deploying personnel shall contain the access permissions allowed by the letter of authorization issued in accordance with paragraph (c) (4) of this clause. (iv) Special area, country, and theater clearance is obtained for personnel. Clearance requirements are in DoD Directive 4500.54, official Temporary Duty Abroad, and DoD 4500.54-G, DoD Foreign clearance Guide. Contractor personnel are considered non-DoD personnel traveling under DoD sponsorship. (v) All personnel have received personal security training. At a minimum, the training shall (A) Cover safety and security issues facing employees overseas; (B) Identify safety and security contingency planning activities; and (C) Identify ways to utilize safety and security personnel and other resources appropriately. (vi) All personnel have received isolated personnel training, if specified in the contract, in accordance with DoD Instruction 1300.23, Isolated personnel Training for DoD Civilian and Contractors. (vii) Personnel have received law of war training as follows: (A) Basic training is required for all contractor personnel authorized to accompany U.S. Armed For deployed outside the United States. The basic training will be provided through (1) A military-run training center: or (2) A web-based source, if specified in the contract or approved by the contracting officer. (B) Advanced training, commensurate with their duties and responsibilities, may be required for some contractor personnel as specified in the contract. (2) The contractor shall notify all personnel who are not a host country national, or who are not ordinarily resident in the best country, that (i) Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States in accordance with the Military Extraterritorial Jurisdiction Act of 200 (18 U.S.C. 3621, et seq.); (ii) Pursuant to the War Crimes Act (18 U.S.C. 2441), Federal criminal jurisdiction also extends to conduct that is determined to constitute a war crime when committed by a civilian national of the United States; (iii) Other laws may provide for prosecution of U.S nationals who commit who offenses on the premises of U.S. diplomatic, consular, SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 62 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. military or other U.S. Government missions outside the United States (18 U.S.C. 7(9)); and (iv) In time of declared war or a contingency operation, Contractor personnel authorized to accompany U.S. Armed Forces in the field are subject to the jurisdiction of the Uniform Code of Military Justice under 10 U.S.C. 802(a) (10). (f) Processing and departure points. Deployed Contractor personnel shall (1) Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of Contractor personnel and to ensure that all deployment requirements are net, including the requirements specified in paragraph (e) (l) of this clause; (2) Use the point of departure and transportation mode directed by the Contracting Officer; and (3) Process through a Joint Reception Center (JRC) upon arrival at the deployed location. The JRC will validate personnel accountability, ensure that specific designated operational area entrance requirements are met, and brief Contractor personnel on theater-specific policies and procedures. (g) Personnel data. (1) The Contractor shall enter before deployment and maintain data for all Contractor personnel that are authorized to accompany U.S. Armed Forces deployed outside the United States as specified in paragraph (b) (1) of this clause. The Contractor shall use the Synchronized Predeployment and Operational Tracker (SPOT) web-based system, http://www.dod.nil/bta/products/spot.html, to enter and maintain the data. (2) The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive this data card. (h) Contractor Personnel. (1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any Contractor personnel who jeopardize or interfere with mission accomplishment or who fail comply with or violate applicable requirements of this contract. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause. (2) The Contractor shall have a plan on file showing how the Contractor would replace employees who are unavailable for deployment or who need to be replaced during deployment. The Contractor shall keep this plan current and shall provide a copy to the Contracting Officer upon request. The plan shall (i) Identify all personnel who are subject to military mobilization; (ii) Detail how the position would be filled if the individual were mobilized; and (iii) Identify all personnel who occupy a position that the Contracting Officer has designated as mission essential. (3) Contractor personnel shall report to the Combatant Commander or a designee, or through other channels such as the military police, a judge advocate, or an inspector general, any suspected of alleged conduct for which there is credible information that such conduct (i) Constitutes violation of the law of war; or (ii) Occurred during any other military operations and would constitute a violation of the law of war if it occurred during an armed conflict. (i) Military clothing and protective equipment. (1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, Contractor personnel must (i) Wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures; and (ii) Carry the written authorization with them at all times. (2) Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and

CONTINUATION SHEET Reference No. of Document Being Continued Page 63 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. security, such as ballistic, nuclear, biological, or chemical protective equipment. (3) The development center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of Contractor personnel. (4) The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting officer. (j) Weapons. (1) If the Contractor requests that its personnel performing in the designated operational area be authorized to carry weapons, the request shall be made through the Contracting Officer to the Combatant Commander, in accordance with DoD Instruction 3020.41, paragraph 6.3.4.1 or, if the contract is for security services, paragraph 6.3.5.3. The Combatant Commander will determine whether to authorize in-theater Contractor personnel to carry weapons and what weapons and ammunition will be allowed. (2) If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons (i) The Contracting Officer may authorize the Contractor to issue Contractor-owned weapons and ammunition to specified employees; of (ii) The Contraction Officer’s Representative may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified Contractor employees. (3) The Contractor shall ensure that its personnel who are authorized to carry weapons (i) Are adequately trained to carry and use them (A) Safely; (B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and (C) In compliance with applicable agency polices, agreements, rules, regulations, and other applicable law; (ii) Are not barred from possession of a firearm by is U.S.C. 992; and (iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition. (4) Whether or not weapons are Government-furnished, all liability for the use of any weapon by Contractor personnel rests solely with the Contractor and the Contractor employee using such weapon. (5) Upon redeployment or revocation by the Combatant Commander of the Contractors authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer. (k) Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the designated operational area. (1) Purchase of scarce goods and services. If the Combatant Commander has established an organization for the designated operational area whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer. (m) Evacuation. (1) If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national Contractor personnel. (2) In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract. (n) Next of kin notification and personnel recovery. (1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is isolated, missing, detained, captured, or abducted.

CONTINUATION SHEET Reference No. of Document Being Continued Page 64 of 72 PIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (2) In the case of isolated, missing, detained, captured, or abducted Contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive DoD Directive 3002.01E, Personnel Recovery in the Department of Defense. (o) Mortuary affair, Mortuary affairs for Contractor Personnel who die while accompanying the U.S. Armed Forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy. (p) Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting officer may, at any time, by written order identified as a change order, make changes in the place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes clause of this contract. (q) Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts when subcontractor personnel are authorized to accompany U.S. Armed Forces deployed outside the United States in (1) Contingency operations; (2) Humanitarian or peacekeeping operations; or (3) Other military operations or military exercises, when designated by the Combatant Commander. (End of clause) I-92 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES OCT/1997 (a) The Contractor shall make the following notifications in writing: (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days. (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership. (b) The Contractor shall -- (1) Maintain current, accurate, and complete inventory records of assets and their costs; (2) Provide the ACO or designated representative ready access to the records upon request; (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change. (c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408 (k). (End of Clause) I-93 52.219-28 POST-AWARD SHALL BUSINESS PROGRAM REREPRESENTATION APR/2012 (a) Definitions. As used in this clause - - “Long-term contract” means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, option to Extend Services, or other appropriate authority “Small business concern” means a concern, including its affiliates, that is independently owned and operated, not dominant in the SD\1364062.1

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field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at
*HYPERLINK "http://www.sba.gov/content/table-small-business-size-standards"http://www.sba.gov/content/table-small-business-size-standards

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code _____________ assigned to contract number ______________________. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

I-94 52.252-2 CLAUSES INCORPORATED BY REFERENCE FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.acq.osd.mil/dpap/dars/far.html or http://www.acq.osd.mil/dpap/dars/index.htm or
http://farsite.hill.af.mil/VFAFARa.HTM

(End of Clause)

CONTINUATION SHEET Reference No. of Document Being Continued Page 66 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. I-95 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES APR/1984 (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause. (b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation. (End of Clause) I-96 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS NOV/2005 (a) Definition. SPI process, as used in this clause means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard of specific facilities. Under SPI, these processes are reviewed and accepted by a management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments. (b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standard cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dema.mil/20/guidebook_process.htm (paragraph 4.2). (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted; (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation; (3) Identify the contract line items, subline items, components, or elements affected by the SPI procese; and (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI processes (d) Absent a determination that an SPI process is not acceptable for this procurement, the contractor shall use the following SPI processes in lieu of military of Federal specifications or standards: (Offeror insert information for each SPI process) SPI Process: Facility:  Military or Federal Specification or Standard: Affected Contract Line Item Number, Subline Item Number, Component, or Element :  (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers. (End of clause) SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 67 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. I-97 252.225-7039 CONTRACTORS PERFORMING PRIVATE SECURITY FUNCTIONS JUN/2012 (a) Definitions. “Full cooperation”-- (i) Means disclosure to the Government of the information sufficient to identify the nature and extent of the incident and the individuals responsible for the conduct. It includes providing timely and complete response to Government auditors’ and investigators’ requests for documents and access to employees with information; (ii) Does not foreclose any Contractor rights arising in law, the FAR, the DFARS, or the terms of the contract. It does not require- - (A) The Contractor to waive its attorney-client privilege or the protections afforded by the attorney work product doctrine; or (B) Any officer, director, owner, or employee of the Contractor, including a sole proprietor, to waive his or her attorney-client privilege or Fifth Amendment rights; and (C) Does not restrict the Contractor from- - (1) Conducting an internal investigation; or (2) Defending a proceeding or dispute arising under the contract or related to a potential or disclosed violation. “Private security functions” means the following activities engaged in by a contractor: (i) Guarding of personnel, facilities, designated sites, or property of a Federal agency, the contractor or subcontractor, or a third party. (ii) Any other activity for which personnel are required to carry weapons in the performance of their duties. (b) Requirements. The Contractor is required to-- (1) Ensure that the Contractor and all employees of the Contractor who are responsible for performing private security functions under this contract comply with any orders, directives, and instructions to Contractors performing private security functions that are identified in the contract for-- (i) Registering, processing, accounting for, managing, overseeing, and keeping appropriate records of personnel performing private Security functions. This includes ensuring the issuance, maintenance, and return of Personnel Identity Verification credentials in accordance with FAR 52.204-19, Personal Identity Verification of Contractor Personnel, and DoD procedures, including revocation of any physical and/or logistical access (As defined by Homeland Security Presidential Directive (HSPD-12)) granted to such personnel; (ii) Authorizing and accounting for weapons to be carried by or available to be used by personnel performing private security functions; (A) All weapons must be registered in the Synchronized Predeployment Operational Tracker (SPOT) material tracking system. (B) In addition, all weapons that are Government-furnished property must be assigned a unique identifier in accordance with the clauses at DFARS 252.211-7003, Item Identification and Valuation, and DFARS 252.245.7001, Tagging, Labeling, and Marking of Government-Furnished Property, and physically marked in accordance with MIL-STD 130 (current version) and DoD directives and instructions. The items must be registered in the DoD Item Unique Identification (IUID) Registry (\*HYPERLINK “https://www.bpn.gov/iuid/”https://www.bpn.gov/iuid/): (iii) Registering and identifying armored vehicles, helicopters, and other military vehicles operated by Contractors performing private security functions; (A) All armored vehicles, helicopters, and other military vehicles must be registered in SPOT. (B) In addition, all armored vehicles, helicopter, and other military vehicles that are Government-furnished property must be assigned a unique identifier in accordance with the clauses at DFARS 252.211-7003 and DFARS 252.245.7001 and physically marked in accordance with MIL-STD 130 (current version) and DoD directives and instructions. The items must be registered in the DoD IUID Registry (\*HYPERLINK “http://www.bpn.gov.iuid/”https://www.bpn.gov.iuid/); and SD\1364062.1

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(iv) Reporting incidents in which--

(A) A weapon is discharged by personnel performing private security functions;

(B) Personnel performing private security functions are attacked, killed, or injured;

(C) Persons are killed or injured or property is destroyed as a result of conduct by contractor personnel;

(D) A weapon is discharged against personnel performing private security functions or personnel performing such functions believe a weapon was so discharged; or

(E) Active, non-lethal countermeasures (other than the discharge of a weapon, including laser optical distracters, acoustic hailing devices, electromuscular TASER guns, blunt-trauma devices like rubber balls and sponge grenades, and a variety of other riot control agents and delivery systems) are employed by personnel performing private security functions in response to a perceived immediate threat;

(2) Ensure that the Contractor and all employees of the Contractor who are responsible for personnel performing private security functions under this contract are briefed on and understand their obligation to comply with

(i) Qualification, training, screening (including, if applicable, thorough background checks), and security requirements established by DoDI 3020.50, Private Security Contractors Operating in Areas of Contingency Operations, Humanitarian or Peace Operations, or Other Military Operations or Exercises, at *HYPERLINK "http://www.dtic.mil/whs/directives/corres/pdf/302050p.pdf"http://www.dtic.mil/whs/directives/corres/pdf/302050p.pdf;

(ii) Applicable laws and regulations of the United States and the host country and applicable treaties and international agreements regarding performance of private security functions;

(iii) Orders, directives, and instructions issued by the applicable commander of a combatant command relating to weapons, equipment, force protection, security, health, safety, or relations and interaction with locals; and

(iv) Rules on the use of force issued by the applicable commander of a combatant command for personnel performing private security functions; and

(3) Provide full cooperation with any Government-authorized investigation into incidents reported pursuant to paragraph (b)(1)(iv) of this clause and incidents of alleged misconduct by personnel performing private security functions by providing access to employees performing private security functions and relevant information in the possession of the Contractor regarding the incident concerned.

(c) Remedies. In addition to other remedies available to the Government

(1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any Contractor personnel who fail to comply with or violate applicable requirements of this contract. Such action may be taken at the Governments discretion without prejudice to its rights under any other provision of this contract, including termination for default. Required Contractor actions include

(i) Ensuring the return of personal identity verification credentials;

(ii) Ensuring the return of other equipment issued to the employee under the contract; and

(iii) Revocation of any physical and/or logistical access granted to such personnel;

(2) The Contractors failure to comply with the requirements of this clause will be included in appropriate databases of past performance and may be considered in any responsibility determination or evaluation of past performance; and

(3) If this is an award-fee contract, the Contractors failure to comply with the requirements of this clause shall be considered in the evaluation of the Contractors performance during the relevant evaluation period, and the Contracting Officer may treat such failure to comply as a basis for reducing or denying award fees for such period or for recovering all or part of award fees previously paid for such period.

(4) If the performance failures are significant, severe, prolonged, or repeated, the contracting officer shall refer the contractor to the appropriate suspension and debarment official.

(d) Rule of construction. The duty of the Contractor to comply with the requirements of this clause shall not be reduced or diminished by the failure of a higher- or lower-tier Contractor to comply with the clause requirements or by a failure of the contracting activity to provide required oversight.

CONTINUATION SHEET Reference No. of Document Being Continued Page 69 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. (e) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (e), in all subcontracts that will be performed outside the United States in areas of combat and other significant military operations designated by the Secretary of Defense, contingency operations, humanitarian or peacekeeping operations, or other military operations or exercises designated by the Combatant Commander. (End of clause) I-98 252.255-7997 ADDITIONAL REQUIREMENTS AND RESPONSIBILITES RELATING TO ALLEGED AUG/2010 CRIMES BY OR AGAINST CONTRACTOR PERSONNEL IN IRAQ AND AFGHANISTAN (DEVIATION 2010-00014) (a) The Contractor shall report to the appropriate investigative authorities, identified in paragraph (c) below, any alleged offenses under- - (1) The Uniform Code of Military Justice (chapter 47 of title 10, United States Code) (applicable to contractor serving with or accompanying an armed force in the field during a declared war or a contingency operation) ; or (2) The Military Extraterritorial Jurisdiction Act (chapter 212 of title 1B, United States Code). (b) The Contractor shall provide to all contractor personnel who will perform work on a contract in Iraq or Afghanistan, before beginning such work, information on the following: (1) How and where to report an alleged crime described in paragraph (a) of this clause. (2) Where to seek victim and witness protection and assistance available to contractor personnel in connection with an alleged offense described in paragraph (a) of this clause. (c) The appropriate investigative authorities to which suspected crimes shall be reported include the following officials: (i) U.S. Army Criminal Investigations Division at http://www.cid.army.mil/reportacrime.html; (ii) Air For Office of Special Investigations at http://www.osi.andrews.af.mil/library/factsheets/factsheet.asp?id=14522; (iii) Navy Criminal Investigative Service at http:www.ncis.navy.mil/pages/publicdefault.aspx; or (iv) To the command of any supported military element or the command of any base. (d) Personnel seeking whistleblower protection from reprisals for reporting criminal acts shall seek guidance through the DoD Inspector General hotline at (800) 424-9098 or www.dodig.mil/HOTLINE/index.html. Personnel seeking other forms of victim or witness protections should contract the nearest military law enforcement office. (End of clause) I-99 252.225-7993 PROBHITION ON CONTRACTING WITH THE ENEMY IN THE UNITED STATES JAN/2012 (DEV 2012 CENTRAL COMMAND THEATER OF OPERATIONS (DEVIATION 2012-00005) 00005) (a) The Contractor is required to exercise due diligence to ensure that none of the funds received under this contract are provided, directly or indirectly, to a person or entity who is actively supporting an insurgency or otherwise actively opposing U.S. or coalition forces in a contingency operation. (b) The Head of the Contracting Activity (HCA) has the authority to-- (1) Terminate this contract for default, in whole or in part, if the HCA determines in writing that the Contractor failed to exercise due diligence as required by paragraph (a) of this clause; or (2) Void this contract, in whole or in part, if the HCA determines in writing that any funds received under this Contract have been provided, directly or indirectly, to a person or entity who is actively supporting an insurgency or otherwise actively opposing U.S. or coalition forces in a contingency operation. (End of clause) SD\1364062.1

CONTINUATION SHEET Reference No. of Document Being Continued Page 70 of 72 PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD Name of Offeror or Contractor: AEROVIRONMENT, INC. I-100 252.225-7994 ADDITIONAL ACCESS TO CONTRACTOR AND SUBCONTRACTOR RECORDS IN THE JAN/2012 (DEV 2012- UNITED STATES CENTRAL COMMAND THEATER OF OPERATIONS (DEVIATION 2012- 00005) (a) In addition to any other existing examination-of-records authority, the Department of Defense is authorized to examine any records of the Contractor to the extent necessary to ensure that funds available under this Contract are not- - (1) Subject to extortion or corruption; or (2) Provided, directly or indirectly, to persons or entities that are actively supporting an insurgency or otherwise actively opposing United State or coalition forces in a contingency operation. (b) The substance of this clause, including this paragraph (b), is required to be included in subcontracts under this Contract that have an estimated value over $100,1000. (End of clause) I-101 52.219-4702 PILOT MENTOR-PROTEGE PROGRAM NOV/2006 1. The Pilot Mentor-Protege Program (MPP) assists small businesses (Proteges) to successfully complete for prime contract and subcontract awards by partnering with large companies or graduated 8(a) firms (Mentors) under individual, project-based Agreements. 2. a. A Mentor firm must be currently performing under at least one active approved subcontract negotiated with DoD or another Federal agency pursuant to FAR 19.702, and be currently eligible for the award of Federal contracts. New mentor application must be approved and must be submitted to the office of Small Business Program (OSBP) of the Cognizant Military Service or Defense Agency (if concurrently submitting a reimbursable Agreement) or to the DoD OSBP, prior to the submission of an Agreement. Mentors and proteges are solely responsible for finding their counterpart. Legislatively, DoD OSBPs participation in the teaming of partnering Mentors and proteges is prohibited. Therefore, firms are strongly encouraged to explore existing business relationships to establish a Mentor-Protege relationship. b. Graduated 8(a) firms may be mentors. To be eligible to participate as a mentor, an 8(a) firm must be -- 1) A graduated 8(a) firm that provides documentation of its ability to serve as a mentor; 2) Approved to participate as a mentor in accordance with DFARS Appendix I-105; and 3) A graduate of the 8(a) program. A firm’s graduation can be validation by either (a) The Small Business Dynamic Search link of the Central Contractor Registration (CCR) (http://www.ccr.gov/) if the firm retains its small business size, or (b) Contracting the graduated 8(a) firm’s SBA District Office. 3. A Protege firm must be either a small disadvantaged business (SDB), a qualifying organization employing the severely disabled, a women-owned small business (WOSB), a service-disabled veteran-owned small business (SDVOSB), or a historically underutilized business zone (HUBZone). Protege certification are available from the following sources; for SDB, contract the Small Business Administration (SBA) for certification; for a WOSB, self-certification is sufficient; for an organization employing the severely disabled, they must comply with Section 8046A PL 102-172; for a SDVOSB, they must meet the standards set in Section 8(d) (3) of the Small Business Act (15 U.S.C. 637(d) (3)); and for a HUBZone Small Business, this is a determination to be made by the SBA in accordance with 13 C.F.R. Part 126. 4. Utilization of the Pilot Mentor-Protege Program (hereafter referred to as the “Program”) is encouraged. Under the Program, eligible companies approved as mentor firms enter into mentor-protege agreement with eligible protege firms. The goal of the program is to provide appropriate developmental assistance to enhance the capabilities of the protege firm. The Mentor firm may be eligible for cost reimbursement or credit against their applicable subcontracting goals. 5. There are tow types of DoD MPP Agreements; direct reimbursement or credit. Direct reimbursed Agreement are those in which the Mentor received reimbursement costs of developmental assistance provided to the protege. These Agreements are approved by the OSBP of the Cognizant Military Service of Defense Agency as outlined in the Defense Federal Acquisition Supplement (DFARS) Appendix I. Credit Agreements are those in which the Mentor receives a multiple of credit toward their SDB subcontracting goal based on the cost of the developmental assistance provided to the Protege. Credit Agreement are currently approved by the Defense Contract Management Agency (DCMA). MPP Agreements must meet the requirements set forth in DFARS Appendix I and the Agreement template. For direct reimbursed SD\1364062.1

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Name of Offeror or Contractor: AEROVIRONMENT, INC.

Agreement submissions, the Agreement proposal should be submitted to the OSBP of the Cognizant Military Service or Defense Agency. For credit Agreements, the Agreement proposal should be submitted to DCMA. Credit Agreements start on the day they are approved. Direct reimbursement Agreements start on the date that the specific contract vehicle is modified. Mentors cannot incur cost for credit or reimbursement until the Agreement has been approved. Semi-annual reports, annual DCMA performance reviews and Protege 2-year out reports are required for each DoD MPP Agreement.

6. Mentor firms are encouraged to identify and select protege firms from concerns that are defined as: Certified Small Disadvantaged Business, Qualified organization employing the severely disabled, Women-Owned Small Business, Indian-Owned Small Business, Native Hawaiian Organization-Owned Small Business, Qualified HUBZone Small Business, or Service-Disabled Veteran-Owned Small Business.

7. Full details of the program are located at http://www.acq.osd.mil/osbp/mentor_protege/, http://sellingtoarmy.info/, DFARS Appendix I, and DFARS Subpart 219.72, "Pilot Mentor-Protege Program", or, call the Mentor-Protege Hotline at (800) 540-8857.

8. For additional questions after reviewing the information provided, contact the OSBP serving your area.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD	Page 72 of 72

Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENT LIST	01-MAY-2012	011	EMAIL
Attachment 0001	STATEMENT OF WORK - SWITCHBLADE AERIAL MUNITION SYSTEM	21-AUG-2012	005	EMAIL
Attachment 0002	DOCUMENT SUMARY LIST- SWITCHBLADE AGILE MUNITION SYSTEM	01-MAY-2012	001	EMAIL
Attachment 0003	DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (DD FORM 254)	29-JUN-2011	003	EMAIL

The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:

SECTION	TITLE
K	Representations, Certifications and Other Statements of Offeror.
L	Instructions And Conditions, and Notices to Offerors.

EXHIBIT A
Page 1 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO:
B. EXHIBIT: A
C. CATEGORY: TDP TM OTHER

D. SYSTEM ITEM: **SWITCHBLADE AGILE MUNITIION SYSTEM**
E. CONTRACT/PR NO: W31P4Q-12-C-0263
F. CONTRACTOR: **AeroVironment**

1. DATA ITEM NO: **A001**
2. TITLE OF DATA ITEM: **Management Plan**
3. SUBTITLE:

4. AUTHORITY (Data Acquisition Document No.): **DI-MGMT-80004A**
5. CONTRACT REFERENCE: **SOW Para 7.0**
6. REQUIRING OFFICE: **SFAE-MSLS-CWS-L**

7. DD 250 REQ: **LT**
8. APP CODE: **A**
9. DIST STATEMENT REQUIRED: **C**
10. FREQUENCY: **AS REQ**
11. AS OF DATE: **N/A**
12. DATE OF FIRST SUBMISSION: **AS REQ**
13. DATE OF SUBSEQUENT SUBMISSION: **R/ASR**

17. PRICE GROUP:
18. ESTIMATED TOTAL PRICE: **INSERT IN SECT. B**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and bill.nichols1@us.army.mil .

G. PREPARED BY: [signature]
H. DATE: 4-30-12
I. APPROVED BY: [signature]
J. DATE: 4-30-12

DD Form 1423-1, 1 Jun 90

RDMR-SET CONCUR [signature: Sandra Johnson]
LOG# 20120182 NO PAGES 9 DI NO A001 THRU A009
NO. LINE ITEM 9 DATE 1 May 12

EXHIBIT A
Page 2 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP TM OTHER
	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AGILE MUNITIION SYSTEM	W31P4Q-12-C-0263	**AeroVironment**

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A002	**TECHNICAL REPORT - STUDY/SERVICES**	**Field Refurbishment & Repair Procedures**

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-MGMT-80508B	**SOW Para 3.1**	**SFAE-MSLS-CWS-L**

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	**C**	**SEE BLOCK 16**	**SEE BLOCK 16**
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		**N/A**	**SEE BLOCK 16**

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE: **INSERT IN SECT. B**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 17 Apr 12. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and Stacy.Lively@msl.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 3 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM SWITCHBLADE AGILE MUNITIION SYSTEM	E. CONTRACT/PR NO. W31P4Q-12-C-0263	F. CONTRACTOR AeroVironment
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Training Materials	3. SUBTITLE Operators Manual – Ground Control Unit
4. AUTHORITY (Data Acquisition Document No.) DI-ILSS-80872	5. CONTRACT REFERENCE SOW Para 3.1	6. REQUIRING OFFICE SFAE-MSLS-CWS-L

17. PRICE GROUP:

18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	C	SEE BLOCK 16	SEE BLOCK 16
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
A		N/A	SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and Stacy.Lively@msl.army.mil .

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 4 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM **SWITCHBLADE AGILE MUNITIION SYSTEM**	E. CONTRACT/PR NO W31P4Q-12-C-0263	F. CONTRACTOR **AeroVironment**

1. DATA ITEM NO **A004**	2. TITLE OF DATA ITEM **Training Materials**	3. SUBTITLE **Operators Manual – Munition**	17. PRICE GROUP
4. AUTHORITY (*Data Acquisition Document No.*) **DI-ILSS-80872**	5. CONTRACT REFERENCE **SOW Para 3.1**	6. REQUIRING OFFICE **SFAE-MSLS-CWS-L**	18. ESTIMATED TOTAL PRICE **INSERT IN SECT. B**

7. DD 250 REQ **LT**	9. DIST STATEMENT REQUIRED **C**	10. FREQUENCY **SEE BLOCK 16**	12. DATE OF FIRST SUBMISSION **SEE BLOCK 16**
8. APP CODE **A**		11. AS OF DATE **N/A**	13. DATE OF SUBSEQUENT SUBMISSION **SEE BLOCK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	0	1
15. TOTAL	**1**	**0**	**1**

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and Stacy.Lively@msl.army.mil .

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 5 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP TM OTHER
	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AGILE MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A005	Training Materials	Operators Manual – Training Simulator	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-ILSS-80872	SOW Para 3.1	SFAE-MSLS-CWS-L	INSERT IN SECT. B

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	C	SEE BLOCK 16	SEE BLOCK 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and Stacy.Lively@msl.army.mil .

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A Page 6 of 11 CONTRACT DATA REQUIREMENTS LIST Form Approved (1 Data Item) OMB No. 0704-0188 Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E. A. CONTRACT LINE. ITEM NO B. EXHBIT C. CATEGORY: A TDP TM OTHER D. SYSTEM/ITEM E. CONTRACT/PR NO F CONTRACTOR SWITCHBLADE AGILE W31P4Q-12-C-0263 AeroVironment MUNITHON SYSTEM 1. DATA ITEM NO 2. TITLE OF DATA ITEM 3. SUBTITLE A006 Performance and Cost Reports 4. AUTHORITY (Data Acquisition Document No.) 5. CONTRACT REFERENCE 6. REQUIRING OFTICE DI-FNCL-80912 SOW Para 7.0 SFAE-MSLS-CWS-B-OP 7. DA 250 REQ 9. DIST STATEMNET REQUIRED 10. REFQUENCY 12. DATE OF FIRST SUBMISSION 14. DISTRIBUTION LT a ADDRESSEE b COPIES MTHLY SEE BLOCK 16 Draft Final 8. APP CODE C 11. AS OF DATE 13. DATE OF SUBSEQUENT SUBMISSION Reg Rupee A N/A SEE BLOCK 16 16. REMARKS: SFAE-MSLS-CWS-B-OP 0 0 1 Block 8: Government approval/disapproval 30 days after receipt If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government’s comment). Block 9: A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO. Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-B-OP, Redstone Arsenal, AL 35898. B. Export Control Act warning – Not Required. Blocks 12 &13: Subsequent reports due on monthly cycle and shall be submitted by 28 days after end of month. Report shall provide visibility to each ESM and shall be prepared at the ESM level. Block 14: Hard copy shall be mailed to: PEO, Tactical Missiles and Space, CCWS Project Office, SFAE-MSLS-B-OP (ATTN: Joel Ditto) Redstone Arsenal, AL 35898. Email notification shall be sent tracey.smith@us.army.mil gregory.thomas7@us.army.mil and Stacy. Lively@msl.army.mil. 15. TOTAL 0 0 1 G PREPAREDBY H DATE I APPROVED BY J DATE DD Form 1423-1, 1 Jun 90 17.PRICE GROUP 18. ESTIMATEO TOTAL PRICE INSERT IN SECT B SD\1364062.1

EXHIBIT A
Page 7 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188) Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO	B. EXHIBIT	C. CATEGORY
	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO	F. CONTRACTOR
SWITCHBLADE AGILE MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A007	Developmental Design Drawings/Models and Associated Lists	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-SESS-81002E	SOW Para 7.0	SFAE-MSLS-CWS-E

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	C	AS REQ	AS REQ
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
A		N/A	R/ASR

17. PRICE GROUP:

18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-E	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-E, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil and william.l.harrison@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 8 of 11

MIL-STD-31000

TDP OPTION SELECTION WORKSHEET

SYSTEM: SWITCHBLADE AGILE MUNITIION SYSTEM DATE PREPARED: 1 JUNE 2011

A. CONTRACT NO.	B. EXHIBIT/ATTACHMENT NO.	C. CLIN	D. CDRL DATA ITEM NO(s).
W31P4Q-12-C-0263	A007		A009

1. TDP Level (X and complete as applicable .)

A.
- ☐ CONCEPTUAL LEVEL
- ☐ DEVELOPMENTAL LEVEL
- ☐ PRODUCTION LEVEL

B. REMARKS:

2. TYPE AND FORMAT (X all that apply and complete as applicable .)

A.
- ☒ TYPE 2D: 2D DRAWINGS
- ☐ TYPE 3D: 3D MODELS ONLY
- ☐ TYPE 3D: 3D MODELS WITH ASSOCIATED 2D DRAWINGS

B.
- ☐ NATIVE CAD (SPECIFY TYPE) ______
- ☐ ISO 10303 STEP FORMAT (Specify STEP PROTOCOL AP203, AP 214 etc.) ______
- ☐ ISO 32000 PORTABLE DOCUMENT FORMAT ______
- ☐ OTHER ELECTRONIC FORMAT (SPECIFY TYPE) ______
- ☐ HARDCOPY ______

REMARKS: ______

3. CAGE Code AND DOCUMENT NUMBERS

A.
- ☐ CONTRACTOR CAGE AND DOCUMENT NUMBERS
- ☐ GOVERNMENT CAGE (COMPLETE 3B & 3C OR 3D)

B. USE CAGE CODE: 18876

C. USE DOCUMENT NUMBERS:

D. To Be Assigned By:

4. DRAWING FORMATS (X one and complete as applicable)

- ☐ CONTRACTOR FORMAT.
- ☐ GOVERNMENT FORMAT.

REMARKS: ______

5. TDP ELEMENTS REQUIRED (X all that apply)

- ☐ ELEMENTS REQUIRED TO BE DETERMINED BY CONTRACTOR - OR THE FOLLOWING ARE REQUIRED:
- ☐ CONCEPTUAL DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ DEVELOPMENTAL DESIGN DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ PRODUCT DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ COMMERCIAL DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ QUALITY ASSURANCE PROVISIONS
- ☐ SPECIAL INSPECTION EQUIPMENT (SIE) DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ SPECIAL TOOLING (ST) DRAWINGS/MODELS AND ASSOCIATED LISTS
- ☐ SPECIFICATIONS
- ☐ SOFTWARE DOCUMENTATION
- ☐ SPECIAL PACKAGING INSTRUCTIONS (SPI) DRAWINGS/MODELS AND ASSOCIATED LISTS

6. ASSOCIATED LIST (X and complete as applicable)

☐ A. PARTS LIST (X ONE)	☐ (1) INTEGRAL	☐ (2) SEPARATE
☐ B. DATA LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ C. INDEX LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ D. WIRING LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ E. INDENTURED DATA LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ F. APPLICATION LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)

7. APPLICABILITY OF STANDARDS. The following Standards apply: (X as applicable)

☒ ASME Y14.100 ENGINEERING DRAWING PRACTICES WITH APPENDICES:
☒ B ☒ C ☒ D ☒ E

- ☐ ASME Y14.24 TYPES AND APPLICATIONS OF ENGINEERING DRAWINGS
- ☐ ASME Y14.34 ASSOCIATED LIST
- ☐ ASME Y14.35M REVISION OF ENGINEERING DRAWINGS AND ASSOCIATED LIST
- ☐ ASME Y14.41 DIGITAL PRODUCT DEFINITION DATA PRACTICES
- ☐ ASME Y14.5 DIMENSIONING AND TOLERANCING

☐ OTHER STANDARDS APPLY AS DESCRIBED:

COMPANY STANDARDS PERMITTED ☐ YES ☐ NO

8. OTHER TAILORING (Attach additional sheets as necessary)

EXHIBIT A
Page 9 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO	B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM SWITCHBLADE AGILE MUNITIION SYSTEM	E. CONTRACT/PR NO W31P4Q-12-C-0263	F. CONTRACTOR AeroVironment
1. DATA ITEM NO A008	2. TITLE OF DATA ITEM Presentation Material	3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81373	5. CONTRACT REFERENCE SOW Para 7.0	6. REQUIRING OFFICE SFAE-MSLS-CWS-L

17. PRICE GROUP		
18. ESTIMATED TOTAL PRICE	INSERT IN SECT. B	

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED C	10. FREQUENCY QTRLY	12. DATE OF FIRST SUBMISSION 90 DAC	14. DISTRIBUTION
8. APP CODE A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16	

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	0	0	1
15. TOTAL →	0	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Subsequent submissions are due the 28th day of July, October, January and April.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and bill.nichols1@us.army.mil.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 10 of 11

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO	B. EXHIBIT	C. CATEGORY
	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AGILE MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A009	Program Unique Specification Document	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-SDMP-81493A	SOW Para 7.0	SFAE-MSL-CWS-E

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	C	SEE BLOCK 16	SEE BLOCK 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSL-CWS-E	1	0	1
15. TOTAL →	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 12 Apr 10. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-E, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12, & 13: PPSs will be delivered 60 days after Milestone I decision. Subsequent submissions will be delivered as they are updated.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil and bill.nichols1@us.army.mil .

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT A
Page 11 of 11

MIL-STD-31000

TDP OPTION SELECTION WORKSHEET

SYSTEM: SWITCHBLADE AGILE MUNITIION SYSTEM DATE PREPARED: 1 JUNE 2011

A. CONTRACT NO.	B. EXHIBIT/ATTACHMENT NO.	C. CLIN	D. CDRL DATA ITEM NO(s).
W31P4Q-12-C-0263	A009		A009

1. TDP Level (X and complete as applicable .)

A. ☐ CONCEPTUAL LEVEL
☒ DEVELOPMENTAL LEVEL
☒ PRODUCTION LEVEL

B. REMARKS:

2. TYPE AND FORMAT (X all that apply and complete as applicable .)

A.
☐ TYPE 2D: 2D DRAWINGS
☐ TYPE 3D: 3D MODELS ONLY
☐ TYPE 3D: 3D MODELS WITH ASSOCIATED 2D DRAWINGS

B. ☐ NATIVE CAD (SPECIFY TYPE) ____
☐ ISO 10303 STEP FORMAT (Specify STEP PROTOCOL AP203, AP 214 etc.) ____
☐ ISO 32000 PORTABLE DOCUMENT FORMAT ____
☐ OTHER ELECTRONIC FORMAT (SPECIFY TYPE) ____
☐ HARDCOPY ____
REMARKS : ____

3. CAGE Code AND DOCUMENT NUMBERS

A. ☐ CONTRACTOR CAGE AND DOCUMENT NUMBERS
☒ GOVERNMENT CAGE (COMPLETE 3B & 3C OR 3D)

B. USE CAGE CODE: 18876

C. USE DOCUMENT NUMBERS:

D. To Be Assigned By: GVT

4. DRAWING FORMATS (X one and complete as applicable)

☐ CONTRACTOR FORMAT.
☒ GOVERNMENT FORMAT.
REMARKS: ____

5. TDP ELEMENTS REQUIRED (X all that apply)

☐ ELEMENTS REQUIRED TO BE DETERMINED BY CONTRACTOR - OR THE FOLLOWING ARE REQUIRED:

☐ CONCEPTUAL DRAWINGS/MODELS AND ASSOCIATED LISTS
☐ DEVELOPMENTAL DESIGN DRAWINGS/MODELS AND ASSOCIATED LISTS
☐ PRODUCT DRAWINGS/MODELS AND ASSOCIATED LISTS
☐ COMMERCIAL DRAWINGS/MODELS AND ASSOCIATED LISTS
☐ QUALITY ASSURANCE PROVISIONS
☐ SPECIAL INSPECTION EQUIPMENT (SIE) DRAWINGS/MODELS AND ASSOCIATED LISTS
☐ SPECIAL TOOLING (ST) DRAWINGS/MODELS AND ASSOCIATED LISTS
☒ SPECIFICATIONS
☒ SOFTWARE DOCUMENTATION
☐ SPECIAL PACKAGING INSTRUCTIONS (SPI) DRAWINGS/MODELS AND ASSOCIATED LISTS

6. ASSOCIATED LIST (X and complete as applicable)

☒ A. PARTS LIST (X ONE)	☐ (1) INTEGRAL	☐ (2) SEPARATE
☐ B. DATA LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ C. INDEX LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ D. WIRING LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ E. INDENTURED DATA LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)
☐ F. APPLICATION LISTS (X ONE)	☐ (1) NOT REQUIRED	☐ (2) REQUIRED (SPECIFY LEVELS OF ASSEMBLY)

7. APPLICABILITY OF STANDARDS. The following Standards apply: (X as applicable)

☐ ASME Y14.100 ENGINEERING DRAWING PRACTICES WITH APPENDICES: ☐B ☐C ☐D ☐E

☐ ASME Y14.24 TYPES AND APPLICATIONS OF ENGINEERING DRAWINGS
☐ ASME Y14.34 ASSOCIATED LIST
☐ ASME Y14.35M REVISION OF ENGINEERING DRAWINGS AND ASSOCIATED LIST
☐ ASME Y14.41 DIGITAL PRODUCT DEFINITION DATA PRACTICES
☐ ASME Y14.5 DIMENSIONING AND TOLERANCING

☐ OTHER STANDARDS APPLY AS DESCRIBED:

COMPANY STANDARDS PERMITTED ☐ YES ☐ NO

8. OTHER TAILORING (Attach additional sheets as necessary)

SD\1364062.1 Statement of Work SWITCHBLADE Aerial Munition System 21 August 2012

Statement of Work SWITCHBLADE Aerial Munition System [***]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SD\1364062.1 [***]

ATTACHMENT 2
Page 1 of 2

DOCUMENT SUMMARY LIST (DSL) FOR SWITCHBLADE AGILE MUNITITION SYSTEM

DOCUMENT NUMBER	TITLE	DATE/CATEGORY
1. DI-MGMT-80004A DI #A001	Management Plan	30 Oct 06 CAT 1
2. DI-MGMT-80508B DI #A002	Technical Report - Study/Services Field Refurbishment & Repair Procedures)	14 Nov 06 CAT 1
3. DI-ILSS-80872 DI #A003 DI #A004 DI #A005	Training Materials (Operators Manual – Ground Control Unit) (Operators Manual – Munition) (Operators Manual – Training Simulator)	29 Jun 89 CAT 1
4. DI-FNCL-80912 DI #A006	Performance & Cost Report	6 Oct 89 CAT 1
5. DI-SESS-81002E DI #A007	Developmental Design Drawings/ Models and Associated Lists	5 Nov 09 CAT 1
6. DI-ADMN-81373 DI #A008	Presentation Material	1 Oct 93 CAT 1
7. DI-SDMP-81493A DI #A009	Program-Unique Specification Documents	1 Aug 03 CAT 1

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION

(The requirements of the DOD Industrial Security Manual apply to all security aspects of this effort)

1. CLEARANCE AND SAFEGUARDING

a. FACILITY CLEARANCE REQUIRED: Secret

b. LEVEL OF SAFEGUARDING REQUIRED: Secret

2. THIS SPECIFICATION IS FOR: (x and complete as applicable)		3. THIS SPECIFICATION IS: (X and complete as applicable)		
X	a. PRIME CONTRACT NUMBER W31P4Q-12-C-0263	X	a. ORIGINAL *(Complete date in all cases)*	Date 120906
	b. SUBCONTRACT NUMBER		b. REVISED *(Supersedes all previous specs)* / Revision No.	Date (YYMMDD)
	c. SOLICITATION OR OTHER NUMBER		c. FINAL *(Complete item 5 in all cases)*	Date (YYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT? [x] YES [ ] NO. If yes, complete the following
Classified material received or generated Under (Preceding Contract Number) is transferred to this follow-on contract

5. IS THIS A FINAL DD FORM 254 [ ] YES [X] NO. If yes, complete the following:
In response to the contractors request dated ________, retention of the identified classified material is authorized for a period of:

6. CONTRACTOR *(Include Commercial and Government Entity (CAGE) Code)*

a. NAME, ADDRESS, AND ZIP	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE *(Name, Address, and Zip Code)*
AeroVironment, Inc. (AV) 181 W. Huntington Drive, Suite 202 Monrovia, CA 9101	60107	Defense Security Service (IOFWP) 3452 E. Foothill Boulevard, Suite 524 Pasadena, CA 91107-3142 Main: 626-449-0941 Fax: 626-449-3163

7. SUBCONTRACTOR

a. NAME, ADDRESS, AND ZIP	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE *(Name, Address, and Zip Code)*

8. ACTUAL PERFORMANCE

a. LOCATION	b. CAGE CODE	c. COGNIZANT SECURITY OFFICE *(Name, Address, and Zip Code)*
Same as 6 a. above See Attached Work Locations	Same as 6b above.	Same as 6c. above.

9. GENERAL IDENTIFICATION OF THIS PROCUREMENT: Switchblade, Engineering Services and associated support of the Switchblade Agile Munition System

10. CONTRACTOR WILL REQUIRE ACCESS TO:	YES	NO	11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:	YES	NO
a. COMMUNICATIONS		X	a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER CONTRACTOR'S FACILITY OR GOVERNMENT ACTIVITY		X
b. RESTRICTED DATA		X	b. RECEIVE CLASSIFIED DOCUMENTS ONLY		X
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION		X	c. RECEIVE AND GENERATE CLASSIFIED MATERIAL	X	
d. FORMERLY RESTRICTED DATA		X	d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE		X
e. INTELLIGENCE INFORMATION			e. PERFORM SERVICES ONLY		X
(1) Sensitive Compartmented Information (SCI)		X	f. HAVE ACCESS TO US CLASSIFIED INFORMATION OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES		X
(2) Non-SCI		X	g. BE AUTHORIZED TO USE THE SERVICES OF THE DEFENSE TECHNICAL INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER		X
f. SPECIAL ACCESS INFORMATION		X	h. REQUIRE A COMSEC ACCOUNT		X
g. NATO INFORMATION		X	i. HAVE TEMPEST REQUIREMENTS		X
h. FOREIGN GOVERNMENT INFORMATION		X	j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS		X
i. LIMITED DISSEMINATION INFORMATION		X	k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE		X
j. FOR OFFICIAL USE ONLY INFORMATION	X		l. OTHER (Specify)		X
k. OTHER (Specify)		X			

DD Form 254, DEC 1999 *Previous editions are obsolete*

0003

SD\1364062.1 12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release [ ] DIRECT [X] THROUGH (Specify) CCWS Project Office Public Affairs Office Project Manager, SFAE-MSLS-CWS AMSAM-PA Redstone Arsenal, AL 35898 Redstone Arsenal, AL 35898 13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.) GENERAL: ITEMS 10A and 11H – COMSEC ACCOUNT REQUIRED FOR A STU III TELEPHONE AND FACSIMILE. NSA Industrial COMBEO Manual, NSA 90-1 (0), October 2001 apply to this contract. [***] ITEM 110 – Security classification guidance for this contract is “Project Anubis Security Classification Guide”, dated 8 May 2007. ITEM 110 – Contractor will be required to provide adequate storage for classified hardware up to the SECRET level which is of such size and quantity that it cannot be safeguarded in a regular-sized approved storage container. THE ESTIMATED COMPLETION DATE IS TBD. THE GOVERNMENT TECHNICAL POINT OF CONTACT IS BILL NICHOLS, CCWS. 256-876-2461. Concurrence of the Contracting Officer and Director, Intelligence and Security Directorate will be obtained prior to issue of a United Access Authorization to a non-U.S. citizen in compliance with the NISPOM. Controlled Unclassified Information as defined in DOD 6200, 1R, Appendix C, may be disclosed to U.S. persons who are employed by the prime contractor or subcontractors, or to such employees who are foreign persons when requirements of export control and other laws are met. The contractor is responsible for compliance with all applicable laws and regulations governing access to Classified Information or Controlled Classified Information. The contractor is not authorized to release any data to foreign nationals or foreign representatives without an approved export license. Prior to sub-contracting with foreign industry the U.S. contractor will consult with the Contracting Officer (CO) and the PEO Foreign Disclosure Officer. Foreign sub-contractors must agree that only citizens of their country or the U.S. will be allowed to perform on the contract. The U.S. contractor is responsible for obtaining export licenses and providing the license number to the CO and ISD. The Government Program Security Manager for this contract is C.J. Patterson, Security Manager, CCWS Project Office, ATTN: SFAE-MSUS OWSSO. Redstone Arsenal, AL 35898; 268-876-2131. 14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. [ ] YES [X] NO (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.) 15. INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office [ ] YES [X] NO (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.) 16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below. a. TYPED NAME OF CERTIFYING OFFICIAL Carol J. Patterson b. TITLE CCWS Security Manager c. TELEPHONE (Include Area Code) 258-876-2131 d. ADDRESS (Include Zip Code) CCWS Project Office SFAE-MSLS-CWS-SC Redstone Arsenal, AL 35898 e. SIGNATURE [Signed] 17. REQUIRED DISTRIBUTION [X] a. CONTRACTOR [ ] b. SUBCONTRACTOR [X] c. COGNIZANT SEUCIRTY OFFICE FOR PRIME & SUBCONTRACTOR [ ] d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION [X] e. ADMINISTRATIVE CONTRACTING OFFICER [X] f. OTHERS AS NECESSARY DD Form 254, (Back), DEC 1999 ITEM 10J – SEE PAGE 4 OF THIS DOCUMENT FOR HANDLING/STORAGE/RELEASE OF FOUO INFORMATION.

DD254 Continuation Page: Item 8 Work Performance Locations: Aero Vironment, Inc, (AV) 900 Enchanted Way Simi Valley, CA 93065 Cage Code: 60107 Aero Vironment, Inc, (AV) 994 Flower Glen Simi Valley, CA 93065 Cage Code: 60107 Aero Vironment, Inc, (AV) 85 Moreland Rd. Simi Valley, CA 93065 Cage Code: 60107 Cognizant Security Office for above locations: Defense Security Service (IOFWP) 3452 E. Foothill Boulevard, Suite 524 Pasadena, CA 91107-3142 Main: 626-449-0941 Fax: 626-449-3163

GOVERNMENT FURNISHED PROPERTY (GFP) FOR W31P4Q-12-C-0263
AS OF 31 OCTOBER 2012

Item Name	Part Number	Serial Number	Model Number	Unit Price	Qty
GCU w/Toughbook/Falcon View Software	38125			[***]	[***]
Block 10 Training Simulator	68129			[***]	[***]
Catch Net	38017			[***]	[***]
Block 10 Inert Training Vehicles w/Launcher	66024			[***]	[***]
Block 10 Soft Tactical Launcher	68014			[***]	[***]
Block 10 Refurb Test/Alignment Kit	68018			[***]	[***]
Block 10 Refurbishment Parts Kit	68019			[***]	[***]
Block 10 Refurbishment Procedures Manual				[***]	[***]

NOTE: All the above items are being built by AV and will become GFE for future training.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364062.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm Fixed Price	Page 1 of 27
2. Amendment/Modification No. P00015	3. Effective Date 5 SEP 13	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W31P4Q ARMY CONTRACTING COMMAND-REDSTONE KIMBERLY GARRETT REDSTONE ARSENAL AL 35-898-5280 EMAIL: KIMBERLY.A.GARRETT@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S0512A DCMA LOS ANGELES 16111 PLUMMER STREET BUILDING: 10; FLOOR: 2 SEPULVEDA CA 91343	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) AEROVIRONMENT, INC. 181 W HUNTINGTON DR STE 202 MONROVIA, CA 91016-3456		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11)	
		☒ 10A. Modification Of Contract/Order No. W31P4Q-12-C-0263	
Code 60107	Facility Code 3SQS9	10B. Dated (See Item 13) 2012AUG30	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☒	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: 10 U.S.C. 2304 (c) (1) & Mutual Agmt
☐	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document reference in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
[***]/Corporate Director of Contracts		COLLEEN RODRIGUEZ COLLEEN.RODRIGUEZ@US.ARMY.MIL (256) 842-6110	
15B. Contractor/Offeror /s/ [***] (Signature of person authorized to sign)	15C. Date Signed 5 September 2013	16B. United States Of America By /s/ Colleen Rodriguez (Signature of Contracting Officer)	16C. Date Signed 5 Sep 2013

NSN 7540-01-152-8070 30-105-02 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 2 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SECTION A – SUPPLEMENTAL INFORMATION Buyer Name: KIMBERLY GARRETT Buyer Office Symbol/Telephone Number: CCAM-TM-B/(256) 313-4852 Type of Contract: Firm Fixed Price Kind of Contract: Other Type of Business: Other Small Business Performing in U.S. Surveillance Criticality Designator: B Weapon System: TOW 2 Contract Expiration Date: 2014SEP30 *** End of Narrative A0000 *** A-1 THE PURPOSE OF MODIFICATION P00015 IS TO REVISE THE SUBJECT CONTRACT AS SHOWN BELOW. A-2 THE PARTIES HEREBY AGREE THAT THE NEGOTIATED PRICING SETTLEMENT FOR OPTIONS III AND IV OF THE SUBJECT CONTRACT ARE AS FOLLOWS: 1) OPTIONS III AND IV REFLECTS THE TOTAL DEFINITIVE PRICING AMOUNT OF $[***]. FUNDING WILL BE REFLECTED AT THE SUBCLINS LEVEL; 2) SUBCLINS 1002AA, 1003AA, 1004AA, 1005AA, 1006AA, 1007AA AND 1026AA REFLECTS A TOTAL AMOUNT OF $[***] (FFP), AND SUBCLINS 1008AA, 1010AA, 1011AA, 1012AA, 1024AA, 1025AA, 1027AA, 1028AA AND l029AA REFLECTS A TOTAL AMOUNT OF $[***] (CPFF) FOR OPTION I II ; 3) SUBCLINS 1013AA, 1014AA, 1015AA, 1016AA AND 1017AA REFLECTS A TOTAL AMOUNT OF $[***] (FFP) , AND SUBCLINS 1018AA, 1019AA, 1020AA, l021AA, 1022AA, 1030AA, 1031AA, 1032AA, 1033AA AND 1034AA REFLECTS A TOTAL AMOUNT OF $[***] (CPFF) FOR OPTION IV. A-3 PURSUANT TO PARAGRAPH H-8 ENTITLED "OPTIONS" SUBCLINS 1002AA, 1003AA, 1004AA, 1005AA, 1006AA, 1007AA, 1008AA, 1010AA, 1011AA, 1012AA, 1024AA, 1025AA, 1027AA , l028AA and 1029AA IS HEREBY EXERCISED AS SHOWN IN THE ATTACHED SCHEDULE. A-4 PARAGRAPH H-8 IS HEREBY REVISED AS REFLECTED IN THE ATTACHED SCHEDULE. A-5 PARAGRAPH H-12 "LOT ACCEPTANCE TEST" IS HEREBY ADDED AS REFLECTED IN THE ATTACHED SCHEDULE. A-5 PARAGRAPH H-13 "SWITCHBLADE REOPENER CLAUSE" IS HEREBY ADDED AS REFLECTED IN THE ATTACHED SCHEDULE . A-6 AS A RESULT OF TH IS MODIFICATION THE TOTAL ESTIMATED CONTRACT AMOUNT OF $23,448,108.17 IS HEREBY INCREASED BY $29,049,837.00 TO REFLECT A REVISED TOTAL ESTIMATED CONTRACT AMOUNT OF $52,497,945.17. A-7 EXCEPT AS PROVIDED HEREIN, ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND FULL FORCE AND EFFECT. *** END OF NARRATIVE A0015 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 3 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
1002	Soft Tactical Launch NSN: 9999-99-999-9999				
1002AA	BLK 10 SOFT TACTICAL LAUNCHER OPTION III	[***]	EA	$ [***]	$ [***]
	GENERIC NAME DESCRIPTION: Soft Tactical Launch CLIN CONTRACT TYPE: Firm Fixed Price PRON: CW3LJN0351PRON AMD: 02 ACRN: BP PSC: 9999 Part Number: 64917 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT3235E209 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR W6WQ USALRCTR REDSTONE A AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
1003	ALL UP ROUND W/LAUNCHER NSN: 1427-01-609-5930 FSCM: 3SQS9 PART NR: 62883				
1003AA	BLK 10 AUR W/LAUNCHER OPTION III	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 | Page 4 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

GENERIC NAME DESCRIPTION: ALL UP ROUND W/LAUNCHER
CLIN CONTRACT TYPE:
Firm Fixed Price
PRON: CW3LJN0451 PRON AMD: 02 ACRN: BQ
PSC: 1410

Packing and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W80FLT3235E205	W81BPC	J		2

DEL REL CD	QUANTITY	DEL DATE
001	[***]	[***]
002	[***]	[***]
003	[***]	[***]

FOR POINT: Destination

SHIP TO:
(W81BPC) XR W30M DPG MSN SUPPLY SPT ACT
TRANSPORTATION OFFICER
ATTN MISSION PROPERTY ACCOUNT NO
DUGWAY, UT, 84022-5202

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W80FLT3235E206	FB4497	J		2

DEL REL CD	QUANTITY	DEL DATE
001	[***]	[***]
002	[***]	[***]
003	[***]	[***]
004	[***]	[***]
005	[***]	[***]

FOB POINT: Destination

SHIP TO:
(FB4497) FB4497 BASE SUPPLY ONLY
NOT FOR THE AERIAL PORT SHIPMENTS
TO SHIP ITEMS TO THE AERIAL PORT
Default City, see derivative,,

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 5 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1004	Inert Training Vehic NSN: 9999-99-999-9999				
1004AA	BLK 10 INERT TRNG VEHICLE W/LAUNCHER OPTION III	[***]	EA	$ [***]	$ [***]
	GENERIC NAME DESCRIPTION: Inert Training Vehic CLIN CONTRACT TYPE: Firm Fixed Price PRON: CW3LJN0551 PRON AMD: 03 ACRN: BR PSC: 9999 Part Number: 66024 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT3235E210 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] 002 [***] [***] 003 [***] [***] 004 [***] [***] 005 [***] [***] 006 [***] [***] 007 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR W6WQ USALRCTR REDSTONE A AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
1005	TNG SIMULATOR OPTION III NSN: 9999-99-999-9999				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 6 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1005AA	BLK 10 TRAINING SIMULATOR OPTION III GENERIC NAME DESCRIPTION: TNG SIMULATOR OPTION III CLIN CONTRACT TYPE: Firm Fixed Price PRON: CW3LJN0651 PRON AMD: 02 ACRN: BS PSC: 9999 Part Number: 68129 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT3235B211 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] 002 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR W6WQ USALRCTR REDSTONE A AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000	[***]	EA	$ [***]	$ [***]
1006	FCU W/TOUGHBOOK NSN: 9999-99-999-9999				
1006AA	FCU W/TOUGHBOOK/FALCON VIEW OPTION III GENERIC NAME DESCRIPTION: FCU W/TOUGHBOOK CLIN CONTRACT TYPE: Firm Fixed Price PRON: CW3LJN0751 PRON AMD: 02 ACRN: BT PSC: 9999	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 7 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Part Number: 68125 (End of narrative B001) Packing and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT3235E212 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] 002 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR W6WQ USALRCTR REDSTONE A AMCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000				
1007	Battery Chargers NSN: 9999-99-999-9999				
1007AA	TACTICAL BATTERY CHARGER OPTION III GENERIC NAME DESCRIPTION: Battery Chargers CLIN CONTRACT TYPE: Firm Fixed Price PRON: CW3LJN0851 PRON AMD: 02 ACRN: BU PSC: 9999 Part Number: 68022 (End of narrative B001) Packing and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 8 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W80FLT3235E231 W5J9KB J 2 DEL REL CD QUANTITY DEL DATE 001 [***] [***] 002 [***] [***] FOB POINT: Destination SHIP TO: (W5J9KB) SR W6WQ USALRCTR REDSTONE A AWCF SARSS1 COTTONWOOD ROAD BLDG 8022 REDSTONE ARSENAL, AL, 35898-5000 1008 Refurbishments 1008AA REFURBISHMENT OF TRAINING VEHICLE OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: Refurbishments CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN0951 PRON AMD: 02 ACRN: BV $ [***] = COST [***] = FEE $ [***] = TOTAL (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 9 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1010	CONUS Training				
1010AA	SB CONUS TRAINING LABOR OPTION III	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: CONUS Training CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1051 PRON AMD: 02 ACRN: BW				
					$ [***] = COST [***] = FEE $ [***] = TOTAL
	(End of narrative B001)				
	[***]				
	(End of narrative B002)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***]				
	$ [***]				
1011	SB MAINTENANCE, REPAIR				
1011AA	SB MAINTENANCE, REPAIR AND REPAIR PARTS OPTION III	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: SB MAINTENANCE, REPAIR CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1151 PRON AMD: 02 ACRN: BX				
					$ [***] = COST [***] = FEE $ [***] = TOTAL

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 10 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(End of narrative B001)				
	THIS LOT CONSISTS OF CONTRACTOR PROVIDING REPAIR AND MAINTENANCE, IAW ATTACHMENT 0001/PARA4.2.				
	(End of narrative B002)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***]				
	$ [***]				
1012	Program Management				
1012AA	PROGRAM MANAGEMENT OPTION III	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: Program Management CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1851 PRON AMD: 02 ACRN: BY				$ [***] = COST [***] = FEE $ [***] = TOTAL
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH PERF COMP REL CD QUANTITY DATE 001 [***] [***]				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 | Page 11 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	$[***]				
1013	AUR W/LAUNCHER OPTION IV				
1013AA	BLK 10 AUR W/LAUNCHER OPTION IV	[***]	EA	$ [***]	$ [***]
	GENERIC NAME DESCRIPTION: AUR W/LAUNCHER OPTION IV CLIN CONTRACT TYPE: Firm Fixed Price PSC: 9999 Part Number: 62883 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 DEL REL CD / QUANTITY / DEL DATE 001 / [***] / [***] FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.				
1014	INERT TRNG VEH OPTION IV				
1014AA	BLK 10 INERT TRNG VEH W/LAUNCHER OPTION IV	[***]	EA	$ [***]	$ [***]
	GENERIC NAME DESCRIPTION: INERT TRNG VEH OPTION IV CLIN CONTRACT TYPE: Firm Fixed Price PSC: 9999				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 12 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Part Number: 66024 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TPCD 001 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION 1015 TNG SIMULATOR OPTION IV 1015AA TRAINING SIMULATOR OPTION IV [***] EA $ [***] $ [***] GENERIC NAME DESCRIPTION: TNG SIMULATOR OPTION IV CLIN CONTRACT TYPE: Firm Fixed Price PSC: 9999 Part Number: 68129 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC SPPL REL CD MILSTRIP APPR SIG CD MARK FOR TP CD

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 13 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	001 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.				
1016	FCU W/TOUGHBOOK OPTION IV				
1016AA	FCU W/TOUGHBOOK/FALCON VIEW OPTION IV GENERIC NAME DESCRIPTION: FCU W/TOUGHBOOK OPTION IV CLIN CONTRACT TYPE: Firm Fixed Price PSC: 9999 Part Number: 68125 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC REL CD MILSTRIP SUPPL ADDR SIG CD MARK FOR TP CD 001 DEL REL CD QUANTITY DEL DATE 001 [***] [***] FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INFORMATION FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION	[***]	EA	$ [***]	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET | Reference No. of Document Being Continued: PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 | Page 14 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1017	TACTICAL BATT CHARG OPTION IV				
1017AA	TACTICAL BATTERY CHARGER OPTION IV	[***]	EA	$ [***]	$ [***]
	GENERIC NAME DESCRIPTION: TACTICAL BATT CHARG OPTION IV CLIN CONTRACT TYPE: Firm Fixed Price PSC: 9999 Part Number: 68022 (End of narrative B001) Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DOC REL CD: 001 / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD DEL REL CD: 001 / QUANTITY: [***] / DEL DATE: [***] FOB POINT: Destination SHIP TO: (Y00000) SHIPPING INFORMATION FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION				
1018	REFURBISHMENTS OPTION IV				
1018AA	REFURBISHMENT OF TRAINING VEHICLE OPTION IV	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: REFURBISHMENTS OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee (End of narrative B001)				$ [***] = COST [***] = FEE $ [***] = TOTAL

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 15 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1019 OCONUS FSR SUPPORT OPTION IV 1019AA OCONUS FSR SUPPORT OPTION IV [***] LO $ [***] GENERIC NAME DESCRIPTION: OCONUS FSR SUPPORT OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***] = TOTAL (End of narrative B001) [***] (End of narrative B002) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1020 CONUS TRNG LABOR OPTION IV 1020AA SB CONUS TRNG LABOR OPTION IV [***] LO $ [***]

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 16 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT GENERIC NAME DESCRIPTION: CONUS TRNG LABOR OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***]= TOTAL (End of narrative B001) [***] (End of narrative B002) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1021 SB MAINTENANCE OPTION IV 1021AA SB MAINTENANCE REPAIR OPTION IV $ [***] GENERIC NAME DESCRIPTION: SB MAINTENANCE OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $[***] = TOTAL CPF (End of narrative B001) THIS LOT CONSISTS OF CONTRACTOR PROVIDING REPAIR AND MAINTENANCE, IAW ATTACHMENT 0001/pARA 4.2. (End of narrative B002)

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 17 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD Quantity DATE 001 [***] [***] 1022 PROGRAM MGMT OPTION IV 1022AA PROGRAM MGMT OPTION IV $ [***] GENERIC NAME DESCRIPTION: PROGRAM MGMT OPTION IV CLIN CONTRACT TYPE Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***] = TOTAL (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1023 IAW DD FORM 1423 1023AA DATA ITEM [***] LO $ [***] GENERIC NAME DESCRIPTION: IAW DD FROM 1423 Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***]

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 18 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1024 TRAVEL 1024AA TRAVEL OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: Travel CLIN CONTRACT TYPE: Cost No Fee PRON: CW3LJN1251 PRON AMD: 02 ACRN: BZ $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***] 1025 HARDWARE SHIPPING 1025AA HARDWARE SHIPPING OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: HARDWARE SHIPPING CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1351 PRON AMD: 02 ACRN: CA $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001 Inspection and Acceptance

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 19 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT INSPECTION: Origin ACCEPTANCE: origin Deliveries of performance DLVR SCH PERF COMPL REL CCD QUANTITY DATE 001 [***] [***] $ [***] 1026 Proposal Prep 1026AA PROPOSAL PREP [***] LO $ [***] GENERIC NAME DESCRIPTION: Proposal Prep CLIN CONTRACT TYPE: Firm Fixed Price PRON: CWJLJN1451 PRON AMD: 02 ACRN: CB Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***] 1027 Lot Verification 1027AA LOT VERIFICATION TESTING OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: Lot Verification CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CWJLJN1551 PRON AMD: 02 ACRN: CC $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001)

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 20 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***] 1028 Failure Analysis 102AA FAILURE ANALYST OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: Failure Analysis CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1651 PRON AMD: 02 ACRN: CD $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***] 1029 Q.A. LOT VERIF REWORK OPTION III [***] LO $ [***] GENERIC NAME DESCRIPTION: Q.A. LOT VERIF REWORK CLIN CONTRACT TYPE: Cost Plus Fixed Fee PRON: CW3LJN1751 PRON AMD: 02 ACRN: CE

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 21 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] $ [***] TRAVEL OPTION IV TRAVEL OPTION IV [***] LO $ [***] GENERIC NAME DESCRIPTION: TRAVEL OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] HARDWARE SHIPPING OPTION IV HARDWARE SHIPPING OPTION IV [***] LO $ [***]

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 22 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT GENERIC NAME DESCRIPTION: HARDWARE SHIPPING OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1032 Q.A. LOT VERIF TEST OPTION IV [***] LO $ [***] 1032AA Q.A. LOT VERIFICATION TESTING OPTION IV GENERIC NAME DESCRIPTION: Q.A. LOT VERIF TEST OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee $ [***] = COST [***] = FEE $ [***] = TOTAL CPFF (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 [***] [***] 1033 FAILURE ANALYSIS OPTION IV

CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 | Page 23 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1033AA	FAILURE ANALYSIS OPTION IV	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: FAILURE ANALYSIS OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee				$ [***] = COST [***] = FEE $ [***] = TOTAL CPFF
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH REL CD 001 · QUANTITY [***] · PERF COMPL DATE [***]				
1034	Q.A. LOT VERIF REWO OPTION IV				
1034AA	Q.A. LOT VERIFICATION REWORK OPTION IV	[***]	LO		$ [***]
	GENERIC NAME DESCRIPTION: LOT VERIF REWO OPTION IV CLIN CONTRACT TYPE: Cost Plus Fixed Fee				$ [***] = COST [***] = FEE $ [***] = TOTAL CPFF
	(End of narrative B001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH REL CD 001 · QUANTITY [***] · PERF COMPL DATE [***]				

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 24 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/AMS CD/MIPR/GFEBS ATA	OBLG STAT	JO NO/ACCT ASSIGN	ACRN	PRIOR AMOUNT	INCREASE/ DECREASE	CUMULATIVE AMOUNT
1002AA	CW3LJN0351	2	A.0000006.22	BP	$ [***]	$ [***]	$ [***]
1003AA	CW3LJN0451	2	A.0000006.22	BQ	$ [***]	$ [***]	$ [***]
1004AA	CW3LJN0551	2	A.0000006.22	BR	$ [***]	$ [***]	$ [***]
1005AA	CW3LJN0651	2	A.0000006.22	BS	$ [***]	$ [***]	$ [***]
1006AA	CW3LJN0751	2	A.0000006.22	BT	$ [***]	$ [***]	$ [***]
1007AA	CW3LJN0851	2	A.0000006.22	BU	$ [***]	$ [***]	$ [***]
1008AA	CW3LJN0951	2	A.0000006.22	BV	$ [***]	$ [***]	$ [***]
1010AA	CW3LJN1051	2	A.0000006.22	BW	$ [***]	$ [***]	$ [***]
1011AA	CW3LJN1151	2	A.0000006.22	BX	$ [***]	$ [***]	$ [***]
1012AA	CW3LJN1851	2	A.0000006.22	BY	$ [***]	$ [***]	$ [***]
1024AA	CW3LJN1251	2	A.0000006.22	BZ	$ [***]	$ [***]	$ [***]
1025AA	CW3LJN1351	2	A.0000006.22	CA	$ [***]	$ [***]	$ [***]
1026AA	CW3LJN1451	2	A.0000006.22	CB	$ [***]	$ [***]	$ [***]
1027AA	CW3LJN1551	2	A.0000006.22	CC	$ [***]	$ [***]	$ [***]
1028AA	CW3LJN1651	2	A.0000006.22	CD	$ [***]	$ [***]	$ [***]
1029AA	CW3LJN1751	2	A.0000006.22	CE	$ [***]	$ [***]	$ [***]
					NET CHANGE	$ 29,049,837.00	

ACRN	ACCOUNTING CLASSIFICATION			INCREASE/DECREASE
BP	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611524 A.0000006.22	021001	$ [***]
BQ	097 201320130390 0211 ASXNO 17808101VCHM	310M L034610518 A.0000006.22	021001	$ [***]
BR	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611580 A.0000006.22	021001	$ [***]
BS	097 201320130390 0111 ASXNO 17808101VCHM	310M L034011565 A.0000006.22	021001	$ [***]
BT	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611586 A.0000006.22	021001	$ [***]
BU	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611597 A.0000006.22	021001	$ [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015	Page 25 of 27

Name of Offeror or Contractor: AEROVIRONMENT, INC.

ACRN	ACCOUNTING CLASSIFICATION			INCREASE/DECREASE
BV	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611562 A.0000006.22	021001	$ [***]
BW	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611583 A.0000006.22	021001	$ [***]
BX	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611584 A.0000006.22	021001	$ [***]
BY	097 201320130390 0111 ASXNO 17808101VCHM	310M L034618210 A.0000006.22	021001	$ [***]
BZ	097 201320130390 0111 ASXNO 17808101VCHM	310M L034617985 A.0000006.22	021001	$ [***]
CA	097 201320130390 0111 ASXNO 17808101VCHM	310M L034617987 A.0000006.22	021001	$ [***]
CB	097 201320130390 0111 ASXNO 17808101VCHM	310M L034617989 A.0000006.22	021001	$ [***]
CC	097 201320130390 0121 ASXNO 17808101VCHM	310M L034617990 A.0000006.22	021001	$ [***]
CD	097 201320130390 0111 ASXNO 17808101VCHM	310M L034618208 A.0000006.22	021001	$ [***]
CE	097 201320130390 0111 ASXNO 17808101VCHM	310M L034618209 A.0000006.22	021001	$ [***]
			NET CHANGE	$ 29,049,837.00

	PRIOR AMOUNT OP AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ 23,448,108.17	$ 29,049,937.00	$ 52,497,945.17

LINE ITEM	ACRN	EDI/spas ACCOUNTING CLASSIFICATION		
1002AA	BP	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611524 A.0000006.22	021001
1003AA	BQ	097 201320130390 0111 ASXNO 17808101VCHM	310M L034610518 A.0000006.22	021001
1004AA	BR	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611580 A.0000006.22	021001
1005AA	BS	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611585 A.0000006.22	021001
1006AA	BT	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611586 A.0000006.22	021001
1007AA	BU	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611587 A.0000006.22	021001
1008AA	BV	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611582 A.0000006.22	021001
1010AA	BW	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611583 A.0000006.22	021001
1011AA	BX	097 201320130390 0111 ASXNO 17808101VCHM	310M L034611564 A.0000006.22	021001
1012AA	BY	097 201320230390 0111 ASXNO 17808101VCHM	310M L034618210 A.0000006.22	021001
1024AA	BZ	097 201320130390 0121 ASXNO 17808101VCHM	310M L034617985 A.0000006.22	021001
1025AA	CA	097 201320130390 0131 ASXNO 17808101VCHM	310M L034617987 A.0000006.22	021001
1026AA	CB	097 201320130390 0111 ASXNO 17808101VCHM	310M L034617989 A.0000006.22	021001
1027AA	CC	097 201320130390 0111 ASXNO 17808101VCHM	310M L034617990 A.0000006.22	021001
1028AA	CD	097 201320130390 0111 ASXNO 17808101VCHM	310M L034618208 A.0000006.22	021001
1029AA	CE	097 201320130390 0111 ASXNO 17808101VCHM	310M L014619209 A.0000006.22	021001

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SD\1364067.1

CONTINUATION SHEET Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-0263 MOD/AMD P00015 Page 26 of 27 Name of Offeror or Contractor: AEROVIRONMENT, INC. SD\1364067.1 [***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. SECTION H - SPECIAL CONTRACT REQUIREMENTS H-8 OPTIONS The Government reserves the right to unilaterally exercise any or all options specified in Section 8 within the timeframes specified below: CLIN 0004 - Contract Award through 31 December 2012 Option I (CLINS 0005 through 0016) - Date of Definitization through 30 September 2013 Option II(CLINS 0017 through 0027) - 01 October 2013 through 30 September 2014 Option III(CLINS 1002 through 1008, 1010 through 1012 and 1024 through 1029) - Date of Definitization through 30 September 2013 Option IV(CLINS 1013 through 1022 and 1030 through 1034) - Date of Definitization through 30 September 2014 The Contracting Officer may, by written notice, exercise the above options at any time, one or more times in any amount, as long as the cumulative total number of units identified in the schedule is not exceeded. Any unused units are available for use in any subsequent option period . The price paid for each unit awarded/exercised will be based upon the price applicable at the time of award/exercise . The option exercise period may be extended by mutual agreement of the parties . • • • . END OF NARRATIVE H0009 • • • H-12 LOT ACCEPTANCE TEST PROCEDURES A. Reference attached Statement of Work (SOW) subparagraph 9.2 which states each lot shall consist of [***] AURs (held as separate Tactical Air Systems (TAS) and payloads). These components will be stored in a separate government controlled location at the respective contractors facility until entire lot is complete. A quantity of [***] TAS and payloads will be randomly selected by either the Defense Contract Management Agency (DCMA) or Close Combat Weapon System (CCWS) personnel. The TAS will be transported to the subcontractor for final payload integration and checkout. The assembled AURs will be transported to a Government-Specified Test Facility for Environmental and Live Fire Testing after those [***] AURs have been inspected and accepted by DCMA . B. Lot acceptance testing shall be conducted in accordance with the attached SOW subparagraph 9.2. In the case of a failure during the testing, regardless of lot acceptance or rejection, the contractor shall request authorization from the contracting officer to charge to the Failure Analysis CLINs 1028AA and 1033AA. In the case of Lot rejection, the contractor shall be responsible for discovering the root cause for failures. Upon completion of the Failure Analysis, subsequent reporting of findings, and government concurrence with the corrective action plan, the contractor shall then request authorization from the contracting officer to charge to the Rework CLINs 1029AA and 1034AA. C. The procedures to be utilized for requesting contracting officer concurrence is as follows: 1) Authorization and all changes for the funded work must be documented. Paperless generation and electronic formats are preferred. 2) At a minimum each request shall contain the following information: a. Contractor programmatic point of contact and telephone number; b. Dates for performance period, work start, and work completion; c. A detailed statement of the work t o be performed or reference to SOW; d. After coordination with the Program Management Office authorization to proceed will be provided via an email; and e. Upon completion of the rework the Lot may be resubmitted for acceptance using the same criteria as stated in the as stated in the SOW subparagraph 9.2. • • • END OF NARRATIVE H0010 • • • H-13 SWITCHBLADE REOPENER This clause shall allow for the re-opening of negotiations within 180 days of the award of this modification. The contractor is authorized to proceed in accordance with the revised scope of work as delineated in contract modification P00015. Modification P00015 increases the contract value from $23,448,108.17 to $52,497,945.17, a net increase of $29,049,837.00. Funding under modification P00015 is obligated at $29,049,837.00. Final definitization of indirect/allocation rates and factors is expected to occur within 180 days of the award of this modification, in no event shall the negotiated firm-fixed-price with cost plus fixed fee CLIN contract exceed the total amount of $29,049,837.00, this amount is subject to a downward adjustment . For the purpose of this clause, any downward adjustment, in CLIN price and/or CLIN value for the scope of work authorized under P00015, shall reflect solely the agreed upon difference (if any) between DCAAs audit of the contractors current proposed indirect rate structure (including the Sustaining

CONTINUATION SHEET Reference No. of Document Being Continued Page 27 of 27 PIIN/SIIN W31P4Q-12-C-0263 MON/AMD P00015 Name of Offeror or Contractor: AEROVIRONMENT, INC. Engineering labor allocation rate), versus the contractors originally proposed indirect percentage/allocation rates. The Government reserves the right to reduce the contract value contingent upon the results of the DCAA report, with the exception of the sustaining rate which shall not go below 261. If the DCAA report has not been received and agreement reached within 180 days after award, the contractor shall proceed with completion of the contract at the current terms and conditions. *** END OF NARRATIVE H0011 ***

MIL-STD-31000A

TDP OPTION SELECTION WORKSHEET

SYSTEM: SWITCHBLADE AERIAL MUNITION SYSTEM   DATE PREPARED: 15 MAR 13

A. CONTRACT NO.	B. EXHIBIT / ATTACHMENT NO.	C. CLIN	D. CDRL DATA ITEM NO(s) A007 & A009

1. TDP LIFECYCLE LEVEL (CHOOSE ONLY ONE PER WORKSHEET) Note: The level selected must coincide with the requirements of the elements selected in Block 5.

A.	B. REMARKS:
☐ CONCEPTUAL LEVEL ☒ DEVELOPMENTAL LEVEL ☐ PRODUCTION LEVEL	

2. DELIVERABLE DATA PRODUCTS (X ALL THAT APPLY AND COMPLETE AS APPLICABLE)

TYPE	FORMAT
A. ☒ 2D DRAWINGS	☐ NATIVE CAD ☒ ISO 32000 PDF ☐ HARD COPY ☐ OTHER FORMAT (SPECIFY) ______
B. 3D MODELS: ☐ 3D Digital MODELS ONLY ☐ 3D Digital MODELS W/ ASSOCIATED 2D DRAWINGS	☐ NATIVE CAD (Specify level of annotation) ______ ☐ MODEL ORGANIZATION SCHEMA (Specify Appendix B or other) ______ ☐ NEUTRAL FORMAT (SPECIFY, e.g., ISO 10303 APxxx) ______ ☐ OTHER FORMAT (SPECIFY, E.G.,3D PDF, JT) ______
C. ☐ METADATA (Specify in Section 9)	☐ ASCII TEXT- PIPE DELIMITED ☐ ISO 10303 (SPECIFY, e.g., APxxx & DEX) ______ ☐ JEDMICS (DLF) ☐ OTHER FORMAT (SPECIFY) ______
D. ☐ ASSOCIATED LISTS (See Sect 7)	☐ NATIVE FORMAT ☐ ISO 32000 PDF ☐ HARDCOPY ☐ OTHER FORMAT (SPECIFY) ______
E. SUPPLEMENTAL ☐ TECHNICAL DATA (Specify in Section 9)	NATIVE ______ NEUTRAL (SPECIFY e.g., STEP AP238, 240, DEX, Other) ______ OTHER (SPECIFY e.g., PDF) ______

3. CAGE CODE & DOCUMENT NUMBERS	A. ☐ CONTRACTOR CAGE & DOCUMENT NUMBERS ☐ GOVERNMENT CAGE (COMPLETE 3B, 3C and 3D)	
B. USE CAGE CODE:	C. USE DOCUMENT NUMBERS:	D. TO BE ASSIGNED BY:

4. DRAWING FORMATS (X ONE AND COMPLETE AS APPLICABLE)

☒ CONTRACTOR FORMAT ☐ GOVERNMENT FORMAT

REMARKS: ______

5. TDP ELEMENTS AND ASSOCIATED DATA REQUIRED (X ALL THAT APPLY)

- ☐ CONCEPTUAL DESIGN DRAWINGS / MODELS
- ☐ DEVELOPMENTAL DESIGN DRAWINGS / MODELS AND ASSOCIATED LISTS
- ☐ PRODUCT DRAWINGS / MODELS AND ASSOCIATED LISTS
- ☐ SPECIAL INSPECTION EQUIPMENT (SIE) DRAWINGS, MODELS AND ASSOCIATED LISTS
- ☐ SPECIAL TOOLING (ST) DRAWINGS, MODELS AND ASSOCIATED LISTS
- ☒ SPECIAL PACKAGING INSTRUCTIONS (SPI) DRAWINGS, MODELS AND ASSOCIATED LISTS
- ☐ SPECIFICATIONS AND/OR STANDARDS (SPECIFY) ______
- ☐ SOFTWARE DOCUMENTATION (SPECIFY) ______
- ☐ QUALITY ASSURANCE PROVISIONS (QAP) (SPECIFY) ______
- ☐ METADATA (SPECIFY) ______
- ☐ SUPPLEMENTARY TECHNICAL DATA (SPECIFY) ______

FIGURE 2: TDP Option Selection Worksheet

19

MIL-STD-31000A

6. TDP DATA MANAGEMENT PRODUCTS

- ☐ SOURCE CONTROL DRAWING (SOCD) APPROVAL REQUEST
- ☐ DRAWING NUMBER ASSIGNMENT REPORT
- ☐ PROPOSED CRITICAL MANUFACTURING PROCESS DESCRIPTION

7. ASSOCIATED LISTS (X AND COMPLETE AS APPLICABLE)

A. PARTS LISTS (X ONE)	☐ (1) INTEGRAL	☐ (2) SEPARATE	☒ (3) CONTRACTOR SELECT
B. DATA LISTS	☒ REQUIRED (Specify Levels of Assy) SYSTEM, SUBSYSTEM & PART LEVELS		
C. INDEX LISTS	☐ REQUIRED (Specify Levels of Assy) ____		
D. WIRING LISTS	☐ REQUIRED (Specify Levels of Assy) ____		
E. APPLICATION LISTS	☐ (1) INTEGRAL	☐ (2) SEPARATE	☐ (3) CONTRACTOR SELECT
F. OTHER	☐ REQUIRED (Specify) ____		

8. APPLICABILITY OF STANDARDS. THE FOLLOWING STANDARDS APPLY: (X AS APPLICABLE)

☒ ASME Y14.100 ENGINEERING DRAWING PRACTICES WITH APPENDICES: ☒ B ☒ C ☒ D ☒ E	☐ ASME Y14.24 TYPES AND APPLICATIONS OF ENGINEERING DRAWINGS ☐ ASME Y14.34 ASSOCIATED LIST ☐ ASME Y14.35M REVISION OF ENGINEERING DRAWINGS AND ASSOCIATED LIST ☐ ASME Y14.41 DIGITAL PRODUCT DEFINITION DATA PRACTICES ☐ ASME Y14.5 DIMENSIONING AND TOLERANCING	☐ OTHER STANDARDS APPLY AS DESCRIBED: COMPANY STANDARDS PERMITTED ☐ YES ☐ NO

9. OTHER TAILORING (ATTACH ADDITIONAL SHEETS AS NECESSARY)

FIGURE 2: TDP Option Selection Worksheet (cont.)

20

Statement of Work SWITCHBLADE Aerial Munition System 21 August 2012 [***] [***]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

 ATTACHMENT 2 Page of2 DOCUMENT SUMMARY LIST (DSL) FOR SWITCHBLADE AERIAL MUNITITION SYSTEM CONTRACTORS ARE ENCOURAGED TO OFFER SUGGESTIONS, COMMENTS, OR ALTERNATIVES TO THE DOCUMENTS CITED HEREIN. TAILORING, CATEGORY OF APPLICATION, REVISION LEVELS, AND THE DOCUMENTS CITED ARE ALL CANDIDATES. Definition of Document Categories 1. Category 0 (Cat 0). The requirements contained in the directly cited document are non-mandatory and are for reference and information only. 2. Category 1 (Cat 1). The requirements contained in the directly cited document are contractually applicable to the extent specified. All requirements contained in reference and subsequently referenced documents are contractually for information only, unless otherwise specified in the solicitation, contract, or contract modifications. DD Form 1423 Definitions Blocks 10, 11, 12, 13: “Submit” means to deliver to the Government as specified in the shipping instructions for data which are located in section F of the contract. Block 14: Regular/Repro Copies Regular Copy - Blueline, Blackline, Xerographic (Originals of reports, plans, or routine data also fall into this definition). Repro Copy - Multilith, Vellum, Photographic negatives, etc. (Originals of drawings, ECPs, ERRs, technical publications). CONTRACTUAL REQUIREMENTS OF DATA ITEM DESCRIPTION (DID) DD FORM 1664 Block 10 - Preparation Instructions. This block contains the only portion of the DID that represents a contractual requirement imposed on the contractor. All other blocks are for Government use and for reference only. ALL REFERENCES TO SOURCE DOCUMENTS IN BLOCK 10 OF DATA ITEM DESCRIPTION ARE USED FOR REFERENCE ONLY.

ATTACHMENT 2
Page of 2

DOCUMENT SUMMARY LIST (DSL)
FOR
SWITCHBLADE AERIAL MUNITITION SYSTEM

DOCUMENT NUMBER	TITLE	DATE/CATEGORY
1. DI-MGMT-80004A DI #A001	Management Plan	30 Oct 06 CAT 1
2. DI-MGMT-80508B DI #A002	Technical Report - Study/Services (Field Refurbishment & Repair Procedures)	14 Nov 06 CAT 1
3. DI-ILSS-80872 DI #A003 DI #A004 DI #A005	Training Materials (Operator's Manual Fire Control Unit) (Operators Manual – Inert Training Vehicle) (Operators Manual – Training Simulator)	29 Jun 89 CAT 1
4. DI-FNCL-80912 DI #A006	Performance & Cost Report	6 Oct 89 CAT 1
5. DI-SESS-81002F DI #A007	Developmental Design Drawings/ Models and Associated Lists	26 Feb 13 CAT 1
6. DI-ADMN-81373 DI #A008	Presentation Material	1 Oct 93 CAT 1
7. DI-SDMP-81493A DI #A009	Program-Unique Specification Documents	1 Aug 03 CAT 1
8. DI-QCIC-81794 DI #A010	Quality Assurance Program Plan	8 Dec 09 CAT 1
9. DI-MGMT-81868 DI #A011	Repair Parts Report	2 Aug 12 CAT 1
10. DI-SESS-81315B DI #A012	Failure Analysis and Corrective Action Report	28 Mar 12 CAT 1
11. DI-MGMT-81861 DI #A013 Tailoring: Only use section 3.7. Delete all other sections.	Integrated Program Management Report (IPMR)	20 Jun 12 CAT 1

EXHIBIT
Page 1 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.:

B. EXHIBIT: **A**

C. CATEGORY: TDP TM OTHER

D. SYSTEM/ITEM: **SWITCHBLADE AERIAL MUNITIION SYSTEM**

E. CONTRACT/PR NO.: **W31P4Q-12-C-0263**

F. CONTRACTOR: **AeroVironment**

1. DATA ITEM NO.: **A001**

2. TITLE OF DATA ITEM: **Management Plan**

3. SUBTITLE:

17. PRICE GROUP:

4. AUTHORITY (*Data Acquisition Document No.*): **DI-MGMT-80004A**

5. CONTRACT REFERENCE: **SOW Para 9.0**

6. REQUIRING OFFICE: **SFAE-MSLS-CWS-L**

18. ESTIMATED TOTAL PRICE: **INSERT IN SECT. B**

7. DD 250 REQ: **LT**

8. APP CODE: **A**

9. DIST STATEMENT REQUIRED: **E**

10. FREQUENCY: **1 TIME**

11. AS OF DATE: **N/A**

12. DATE OF FIRST SUBMISSION: **30 DACA**

13. DATE OF SUBSEQUENT SUBMISSION: **SEE BLOCK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	0	1	
15. TOTAL	0	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data on an as requested basis NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, kalie.blackwood@us.army.mil, bill.nichols1@us.army.mil and beler.h.watts.civ@mail.mil.

G. PREPARED BY: [signature]

H. DATE: 9-5-13

I. APPROVED BY: [signature]

J. DATE: 9-15-13

DD Form 1423-1, 1 Jun 90

RDMR-SET CONCUR [signature: Sandia Johnson]

LOG# 20130104 NO PAGES 13 DI NO A001 THRU A013

NO. LINE ITEM 13 DATE 5 Sep 13

EXHIBIT
Page 2 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT **A**	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM **SWITCHBLADE AERIAL MUNITIION SYSTEM**	E. CONTRACT/PR NO. **W31P4Q-12-C-0263**	F. CONTRACTOR **AeroVironment**

1. DATA ITEM NO. **A002**	2. TITLE OF DATA ITEM **Technical Report - Study/Services**	3. SUBTITLE **Field Refurbishment & Repair Procedures**
4. AUTHORITY *(Data Acquisition Document No.)* **DI-MGMT-80508B**	5. CONTRACT REFERENCE **SOW Para 5.2**	6. REQUIRING OFFICE **SFAE-MSLS-CWS-L**

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE
INSERT IN SECT. B

7. DD 250 REQ **LT**	9. DIST STATEMENT REQUIRED **E**	10. FREQUENCY **1 TIME**	12. DATE OF FIRST SUBMISSION **30 DACA**	14. DISTRIBUTION			
8. APP CODE **A**		11. AS OF DATE **N/A**	13. DATE OF SUBSEQUENT SUBMISSION **SEE BLOCK 16**	a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
				SFAE-MSLS-CWS-L	**0**	**1**	**0**
				15. TOTAL	**0**	**1**	**0**

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data on an as requested basis NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil andbill.nichols1@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 3 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP TM OTHER
	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AERIAL MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A003	Training Materials	Operators Manual – Fire Control Unit	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-ILSS-80872	SOW Para 5.2	SFAE-MSLS-CWS-L	INSERT IN SECT. B

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	E	SEE BLOCK 16	SEE BLOCK 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	1	0
15. TOTAL	1	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and bill.nichols1@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 4 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.:
B. EXHIBIT: A
C. CATEGORY: TDP TM OTHER

D. SYSTEM/ITEM: SWITCHBLADE AERIAL MUNITIION SYSTEM
E. CONTRACT/PR NO.: W31P4Q-12-C-0263
F. CONTRACTOR: AeroVironment

1. DATA ITEM NO.: A004
2. TITLE OF DATA ITEM: Training Materials
3. SUBTITLE: Operators Manual – Inert Training Vehicle

17. PRICE GROUP:
18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

4. AUTHORITY (*Data Acquisition Document No.*): DI-ILSS-80872
5. CONTRACT REFERENCE: SOW Para 5.2
6. REQUIRING OFFICE: SFAE-MSLS-CWS-L

7. DD 250 REQ: LT
8. APP CODE: A
9. DIST STATEMENT REQUIRED: E
10. FREQUENCY: SEE BLOCK 16
11. AS OF DATE: N/A
12. DATE OF FIRST SUBMISSION: SEE BLOCK 16
13. DATE OF SUBSEQUENT SUBMISSION: SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	1	0
15. TOTAL	1	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and bill.nichols1@us.army.mil.

Contractor format acceptable.

G. PREPARED BY:
H. DATE:
I. APPROVED BY:
J. DATE:

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 5 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER	
D. SYSTEM/ITEM SWITCHBLADE AERIAL MUNITIION SYSTEM	E. CONTRACT/PR NO. W31P4Q-12-C-0263	F. CONTRACTOR AeroVironment	
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Training Materials	3. SUBTITLE Operators Manual – Training Simulator	17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ILSS-80872	5. CONTRACT REFERENCE SOW Para 5.2	6. REQUIRING OFFICE SFAE-MSLS-CWS-L	18. ESTIMATED TOTAL PRICE INSERT IN SECT. B

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED E	10. FREQUENCY SEE BLOCK 16	12. DATE OF FIRST SUBMISSION SEE BLOCK 16
8. APP CODE A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	1	1	0
15. TOTAL	1	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 10, 12 & 13: Draft submission due 60 days after incorporation of contractor initiated change into hardware or software. Final submission due 60 days prior to course start date.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, gregory.thomas7@us.army.mil and bill.nichols1@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 6 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AERIAL MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A006	Performance and Cost Report		

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-FNCL-80912	SOW Para 9.0	SFAE-MSLS-CWS-B-OP	INSERT IN SECT. B

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	E	MTHLY	SEE BLOCK 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-B-OP	0	1	0
15. TOTAL →	0	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-B-OP, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 12 & 13: Subsequent reports due on monthly cycle and shall be submitted NLT 28 days after end of month.

Report shall provide visibility to each CLIN and shall be prepared at the CLIN level.

Block 14: Hard copy shall be mailed to: PEO, Tactical Missiles and Space, CCWS Project Office, SFAE-MSLS-CWS-B-OP (ATTN: Joel Ditto) Redstone Arsenal, AL 35898. Email notification shall be sent to tracey.smith@us.army.mil, Lacey.Harrison@us.army.mil and Joel.Ditto@us.army.mil.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 7 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER	
D. SYSTEM/ITEM **SWITCHBLADE AERIAL MUNITIION SYSTEM**	E. CONTRACT/PR NO. **W31P4Q-12-C-0263**	F. CONTRACTOR **AeroVironment**	
1. DATA ITEM NO. **A007**	2. TITLE OF DATA ITEM **Developmental Design Drawings/Models and Associated Lists**	3. SUBTITLE	17. PRICE GROUP
4. AUTHORITY *(Data Acquisition Document No.)* **DI-SESS-81002F**	5. CONTRACT REFERENCE **SOW Para 9.0**	6. REQUIRING OFFICE **SFAE-MSLS-CWS-E**	18. ESTIMATED TOTAL PRICE **INSERT IN SECT. B**
7. DD 250 REQ **LT**	9. DIST STATEMENT REQUIRED **C**	10. FREQUENCY **1 TIME**	12. DATE OF FIRST SUBMISSION **120 DACA**
8. APP CODE **A**		11. AS OF DATE **N/A**	13. DATE OF SUBSEQUENT SUBMISSION **SEE BLOCK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-E	0	1	0
15. TOTAL	**0**	**1**	**0**

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement C. Distribution Authorized to U.S. Government Agencies and their Contractors; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-E, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data on an as requested basis NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil and tom.yost@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 8 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP TM OTHER
	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AERIAL MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A008	Presentation Material		

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-ADMN-81373	SOW Para 9.0	SFAE-MSLS-CWS-L	INSERT IN SECT. B

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	E	QTRLY	90 DAC
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS-L	0	1	0
15. TOTAL	0	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-L, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Subsequent submissions are due the 28th day of July, October, January and April.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, kalie.blackwood@us.army.mil, bill.nichols1@us.army.mil and beler.h.watts.civ@mail.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 9 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP TM OTHER
	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SWITCHBLADE AERIAL MUNITIION SYSTEM	W31P4Q-12-C-0263	AeroVironment

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A009	Program-Unique Specification Documents	

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-SDMP-81493A	SOW Para 9.0	SFAE-MSL-CWS-E

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	E	1 TIME	60 DACA
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	SEE BLOCK 16

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSL-CWS-E	0	1	0
15. TOTAL →	0	1	0

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS-E, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data on an as requested basis NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, tom.yost@us.army.mil and bill.nichols1@us.army.mil.

Contractor format acceptable.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 10 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.:

B. EXHIBIT: A

C. CATEGORY: TDP TM OTHER

D. SYSTEM/ITEM: SWITCHBLADE AERIAL MUNITION SYSTEM

E. CONTRACT/PR NO.: W31P4Q-12-C-0263

F. CONTRACTOR: AeroVironment

1. DATA ITEM NO.: A010

2. TITLE OF DATA ITEM: Quality Assurance Program Plan

3. SUBTITLE:

17. PRICE GROUP:

18. ESTIMATED TOTAL PRICE: INSERT IN SECT. B

4. AUTHORITY (*Data Acquisition Document No.*): DI-QCIC-81794

5. CONTRACT REFERENCE: SOW Para 9.0

6. REQUIRING OFFICE: SFAE-MSLS-CWS

7. DD 250 REQ: LT

8. APP CODE: A

9. DIST STATEMENT REQUIRED: E

10. FREQUENCY: 1 TIME

11. AS OF DATE: N/A

12. DATE OF FIRST SUBMISSION: 30 DACA

13. DATE OF SUBSEQUENT SUBMISSION: SEE BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, tom.yost@us.army.mil and bill.nichols1@us.army.mil.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 11 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.:

B. EXHIBIT: **A**

C. CATEGORY: TDP TM OTHER

D. SYSTEM/ITEM: **SWITCHBLADE AERIAL MUNITION SYSTEM**

E. CONTRACT/PR NO.: **W31P4Q-12-C-0263**

F. CONTRACTOR: **AeroVironment**

1. DATA ITEM NO.: **A011**

2. TITLE OF DATA ITEM: **Repair Parts Report**

3. SUBTITLE:

17. PRICE GROUP:

18. ESTIMATED TOTAL PRICE: **INSERT IN SECT. B**

4. AUTHORITY (*Data Acquisition Document No.*): **DI-MGMT-81868**

5. CONTRACT REFERENCE: **SOW Para 6.0**

6. REQUIRING OFFICE: **SFAE-MSLS-CWS**

7. DD 250 REQ: **LT**

9. DIST STATEMENT REQUIRED: **E**

10. FREQUENCY: **MTHLY**

12. DATE OF FIRST SUBMISSION: **SEE BLOCK 16**

8. APP CODE: **A**

11. AS OF DATE: **N/A**

13. DATE OF SUBSEQUENT SUBMISSION: **SEE BLOCK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9.
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative or Operational Use; 6 Mar 13. Other requests for this document shall be referred to DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 12 and 13: Initial report due 30 days after first repair is initiated. Subsequent reports due on monthly cycle and shall be submitted by 28 days after end of month

Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.smith@us.army.mil, greg.thomas7.civ@mail.mil and beler.h.watts.civ@mail.mil.

Contractor format is acceptable.

G. PREPARED BY:

H. DATE:

I. APPROVED BY:

J. DATE:

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 12 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM **SWITCHBLADE AERIAL MUNITION SYSTEM**	E. CONTRACT/PR NO. **W31P4Q-12-C-0263**	F. CONTRACTOR **AeroVironment**
1. DATA ITEM NO. **A012**	2. TITLE OF DATA ITEM **Failure Analysis and Corrective Action Report**	3. SUBTITLE
4. AUTHORITY (*Data Acquisition Document No.*) **DI-SESS-81315B**	5. CONTRACT REFERENCE **SOW Para 9.0**	6. REQUIRING OFFICE **SFAE-MSLS-CWS**

7. DD 250 REQ **LT**	9. DIST STATEMENT REQUIRED **E**	10. FREQUENCY **AS REQ**	12. DATE OF FIRST SUBMISSION **SEE BLOCK 16**
8. APP CODE **A**		11. AS OF DATE **N/A**	13. DATE OF SUBSEQUENT SUBMISSION **SEE BLOCK 16**

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE
INSERT IN SECT. B

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS	1	0	1
15. TOTAL	**1**	**0**	**1**

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Blocks 12 and 13: First submission requested 7 days after a failure event. Submit updated data NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.s.smith.civ@mail.mil, kalie.d.meadows.civ@mail.mil, Thomas.w.yost6.civ@mail.mil and beler.h.watts.civ@mail.mil

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90

EXHIBIT
Page 13 of 13

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM SWITCHBLADE AERIAL MUNITION SYSTEM	E. CONTRACT/PR NO. W31P4Q-12-C-0263	F. CONTRACTOR AeroVironment

1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM Integrated Program Management Report (IPMR)	3. SUBTITLE	17. PRICE GROUP
4. AUTHORITY (*Data Acquisition Document No.*) DI-MGMT-81861	5. CONTRACT REFERENCE SOW Para 9.0	6. REQUIRING OFFICE SFAE-MSLS-CWS	18. ESTIMATED TOTAL PRICE INSERT IN SECT. B

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED E	10. FREQUENCY AS REQ	12. DATE OF FIRST SUBMISSION 30 DACA	14. DISTRIBUTION
8. APP CODE A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLOCK 16	

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SFAE-MSLS-CWS	1	0	1
15. TOTAL	1	0	1

16. REMARKS:

Block 8: Government approval/disapproval 30 days after receipt. If disapproved, the contractor to resubmit corrected within 15 working days after receipt of Government's comments.

Block 9:
A. Distribution Statement E. Distribution Authorized to DoD Agencies only; Administrative and Operational Use; 6 Mar 13. Other requests for these documents shall be referred to the DA, PEO, Missiles and Space, CCWS Project Office, ATTN: SFAE-MSLS-CWS, Redstone Arsenal, AL 35898.
B. Export Control Act Warning – Not Required.

Block 13: Submit updated data NLT 30 days after it is available.

Block 14: Delivery of data shall be made via Contractor Integrated Technical Information Services (CITIS). Notification that submittal has been created shall be provided via email to tracey.s.smith.civ@mail.mil, kalie.d.meadows.civ@mail.mil and beler.h.watts.civ@mail.mil

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

DD Form 1423-1, 1 Jun 90